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                                                                   EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of September 20, 2002 by and among INSTINET GROUP INCORPORATED, a Delaware corporation ("Instinet"), REUTERS LIMITED, a company organized under the laws of England and Wales ("Reuters Limited"), REUTERS C CORP., a Delaware corporation ("Reuters C Corp"), REUTERS HOLDINGS SWITZERLAND SA, a company organized under the laws of Switzerland ("Reuters Holdings"), those entities listed on Exhibit A hereto under the heading "Bain Entities" (collectively, the "Bain Group"), those entities listed on Exhibit A hereto under the heading "Silver Lake Entities" (collectively, the "Silver Lake Group"), those entities listed on Exhibit A hereto under the heading "TA Entities" (collectively, the "TA Group"), Edward J. Nicoll ("Nicoll"), those entities listed on Exhibit A hereto under the heading "Finanzas Entities" (collectively, the "Finanzas Group"), those entities listed on Exhibit A hereto under the heading "Advent Entities" (collectively, the "Advent Group") and, solely for purposes of
Article I, Sections 2.4, 2.6, 2.7 (other than clause (p) thereof), 2.10, 2.11,
2.14 and Article III hereof, AMERITRADE HOLDING CORPORATION, a Delaware corporation ("Ameritrade"), as successor to Datek Online Holdings Corp. ("Datek").

                                    RECITALS

                  WHEREAS, Instinet, Island Holding Company, Inc., a Delaware corporation ("Island") and Instinet Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Instinet, have entered into an Agreement and Plan of Merger, dated as of June 9, 2002 (as amended as of August 7, 2002 and as it may be amended, supplemented or otherwise modified from time to time, the "Merger Agreement").

                  WHEREAS, the Merger Agreement contemplates that the parties hereto will enter into this Agreement to set forth their agreement regarding registration rights with respect to certain securities of Instinet.

                                   AGREEMENTS

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

                  1.1. Definitions. As used in this Agreement, the following terms will have the following meanings, applicable both to the singular and the plural forms of the terms described:

                  "Advent Group" has the meaning ascribed thereto in the preamble hereto.

                  "Affiliate" means, with respect to a given Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For

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purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote forty percent (40%) or more of the securities having voting power for the election of directors (or other Persons acting in similar capacities) of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. Without limiting the generality of the foregoing, (w) each of Silver Lake Partners, L.P., Silver Lake Investors, L.P. and Silver Lake Technology Investors, L.L.C. shall be deemed to be Affiliates with respect to each other solely for purposes of this Agreement, (x) each of Bain Capital Fund VII, LLC, Bain Capital VII Coinvestment Fund, LLC, BCI Datek Investors LLC, BCIP Associates II, BCIP Associates II-B, BCIP Trust Associates II and BCIP Trust Associates II-B shall be deemed to be Affiliates with respect to each other solely for purposes of this Agreement, (y) each of 2000 Exchange Place Fund, LLC, TA/Atlantic & Pacific IV, L.P., TA/Advent VIII, L.P., TA Investors, LLC, TA Executives Fund, LLC, TA IX, L.P., Advent Atlantic & Pacific III, L.P., 1998 GPH Fund, LLC and GPH DT Partners shall be deemed to be Affiliates with respect to each other solely for purposes of this Agreement and (z) each of Advent PGGM Global Limited Partnership, Digital Media & Communications III Limited Partnership, Digital Media & Communications III-A Limited Partnership, Digital Media & Communications III-B Limited Partnership, Digital Media & Communications III-C Limited Partnership, Digital Media & Communications III-D C.V., Digital Media & Communications III-E, C.V., Global Private Equity III Limited Partnership, Global Private Equity IV Limited Partnership, Advent Partners GPE III Limited Partnership, Advent Partners GPE IV Limited Partnership, Advent Partners (NA) GPE III Limited Partnership, Advent Partners
(NA) GPE IV Limited Partnership, Advent Partners DMC III Limited Partnership, Advent Partners Limited Partnership, Advent Global GECC III Limited Partnership, First Union Capital Partners LLC and Guayacan Private Equity Fund Limited Partnership shall be deemed to be Affiliates with respect to each other solely for purposes of this Agreement.

                  "Agreement" has the meaning ascribed thereto in the preamble hereto, as such agreement may be amended and supplemented from time to time in accordance with its terms.

                  "Ameritrade" has the meaning ascribed thereto in the preamble hereto.

                  "Ameritrade Registration Statement" has the meaning ascribed thereto in Section 2.4(a).

                  "Bain Group" has the meaning ascribed thereto in the preamble hereto.

                  "Blackout Committee" means a committee of the Board of Directors consisting solely of one director designated by Reuters Limited, one director designated by the Holders holding a majority of the Registrable Securities held by the Group M1 Holders, and one director designated by Instinet who shall be a member of management of Instinet.

                  "Board of Directors" means the board of directors of Instinet.

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                  "Business Day" means any day other than a Saturday, Sunday or any day on which banking institutions are authorized or obligated by law or executive order to be closed in New York City.

                  "Common Stock" means the common stock, par value $0.01 per share, of Instinet, and any other class of Instinet's capital stock representing the right to vote generally for the election of directors.

                  "Corporate Agreement" means the Amended and Restated Corporate Agreement, dated as of June 9, 2002, by and between Instinet and Reuters Limited.

                  "Datek" has the meaning ascribed thereto in the preamble hereto.

                  "Demand Notice" has the meaning ascribed thereto in Section 2.1(a).

                  "Demand Request" has the meaning ascribed thereto in Section 2.1(a)(i).

                  "Designated Periods" has the meaning ascribed thereto in
Section 2.4(b).

                  "Effective Time" has the meaning ascribed thereto in the Merger Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" with respect to securities issued in a Qualifying Transaction, means (i) with respect to a share of Common Stock, the average of the closing prices of the Common Stock on the Nasdaq National Market (or any other securities exchange or quotation system that is the primary trading market for the Common Stock) over the ten trading day period ending five trading days prior to the date of execution of definitive agreements relating to the Qualifying Transaction or (ii) with respect to a security convertible into or exchangeable for Common Stock, the Fair Market Value, determined in accordance with clause (i), of the number of shares of Common Stock into or for which such security is convertible or exchangeable.

                  "Finanzas Group" has the meaning ascribed thereto in the preamble hereto.

                  "Future Holders" means persons who become parties to this Agreement in connection with their receipt of Registrable Securities in a Qualifying Transaction.

                  "Group" means any of the Group F Holders, the Group M1 Holders, the Group M2 Holders and the Group R Holders, in the case of each above-listed Group, considered as a unit.

                  "Group F Cutback Percentage" means 33.33% or such lower number as is set forth on the applicable Group F Holders' Terms Schedule.

                  "Group F Holders" means collectively, Future Holders and their respective assignees or transferees to whom any Group F Holder transfers Registrable Securities and who has duly executed a Joinder Agreement in which it agrees to be bound by the terms of this Agreement as a Group F Holder, in each case for so long as such Person owns Registrable

                                       3

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Securities and has not withdrawn (or deemed to have withdrawn by virtue of an
Affiliate having withdrawn) from this Agreement pursuant to Section 3.12. Instinet may establish multiple series of Group F Holders, provided, however, that all Group F Holders shall be subject, in the aggregate, to the allocation restrictions set forth in Sections 2.1(d) and 2.2(c).

                  "Group F Holders' Representative" means the Person designated as the Group F Holders' Representative by the holders of a majority of the Registrable Securities held by the Group F Holders from time to time. If Instinet establishes multiple series of Group F Holders, Instinet may grant the members of any such series the right to its own Group F Holders' Representative; in such event, references herein to the Group F Holders' Representative shall be deemed to refer to each applicable Group F Holders' Representative.

                  "Group F Holders' Terms Schedule" means any schedule that may be attached from time to time as a part of this Agreement in connection with the addition of Future Holders as Group F Holders, setting forth certain terms by which the Group F Holders, or any series thereof, shall participate as Holders hereunder, which terms shall be in accordance with all other terms, and subject to all other restrictions, set forth in this Agreement.

                  "Group M1 Holders" means collectively, the members of the Bain Group, the Silver Lake Group and the TA Group and Nicoll, in each case together with any of their respective permitted assignees or transferees to whom any Group M1 Holder transfers Registrable Securities and who has duly executed a Joinder Agreement in which it agrees to be bound by the terms of this Agreement as a Group M1 Holder, in each case for so long as such Person owns Registrable Securities and has not withdrawn (or deemed to have withdrawn by virtue of an Affiliate having withdrawn) from this Agreement pursuant to
Section 3.12.

                  "Group M1 Holders' Representative" means TA Associates, Inc. or any other Person designated as the Group M1 Holders' Representative by the holders of a majority of the Registrable Securities held by the Group M1 Holders from time to time.

                  "Group M2 Holders" means collectively, the Group M2/A Holders and the Group M2/F Holders.

                  "Group M2/A Holders" means collectively, the members of the Advent Group, in each case together with any of their respective permitted assignees or transferees to whom any Group M2/A Holder transfers Registrable Securities and who has duly executed a Joinder Agreement in which it agrees to be bound by the terms of this Agreement as a Group M2/A Holder, in each case for so long as such Person owns Registrable Securities and has not withdrawn (or deemed to have withdrawn by virtue of an Affiliate having withdrawn) from this Agreement pursuant to Section 3.12.

                  "Group M2/A Holders' Representative" means David Mussafer or any other Person designated as the Group M2/A Holders' Representative by the holders of a majority of the Registrable Securities held by the Group M2/A Holders from time to time.

                  "Group M2/F Holders" means collectively, the members of the Finanzas Group, in each case together with any of their respective permitted assignees or transferees to whom any Group M2/F Holder transfers Registrable Securities and who has duly executed a Joinder

                                       4

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Agreement in which it agrees to be bound by the terms of this Agreement as a
Group M2/F Holder, in each case for so long as such Person owns Registrable Securities and has not withdrawn (or deemed to have withdrawn by virtue of an Affiliate having withdrawn) from this Agreement pursuant to Section 3.12.

                  "Group M2/F Holders' Representative" means Finanzas B.V. or, at such time as neither Finanzas B.V. nor any of its Affiliates continues to hold Registrable Securities, any other Person designated as the Group M2/F Holders' Representative by the holders of a majority of the Registrable Securities held by the Group M2/F Holders from time to time.

                  "Group R Holders" means collectively, the Reuters Entities that hold Registrable Securities, in each case together with any of their respective assignees or transferees to whom any Group R Holder transfers Registrable Securities and who has duly executed a Joinder Agreement in which it agrees to be bound by the terms of this Agreement as a Group R Holder, in each case for so long as such Person owns Registrable Securities and has not withdrawn (or deemed to have withdrawn by virtue of an Affiliate having withdrawn) from this Agreement pursuant to Section 3.12.

                  "Group R Holders' Representative" means Reuters Limited or any other Person designated as the Group R Holders' Representative by the holders of a majority of the Registrable Securities held by the Group R Holders from time to time.

                  "Hedge Share Distribution Notice" has the meaning ascribed thereto in Section 2.4(b).

                  "Hedge Shares" has the meaning ascribed thereto in Section 2.4(a).

                  "Holder" means any Group F Holder, Group M1 Holder, Group M2 Holder or Group R Holder.

                  "Holders' Representative" means any Group F Holders' Representative, Group M1 Holders' Representative, Group M2/A Holders' Representative, Group M2/F Holders' Representative or Group R Holders' Representative.

                  "Initiating Group" has the meaning ascribed thereto in
Section 2.1(a)(iii).

                  "Initiating Holders", with respect to any Demand Request, means the Holders delivering the Demand Request.

                  "Instinet" has the meaning ascribed thereto in the preamble hereto.

                  "Instinet Entities" means Instinet Parent, Instinet and their respective Subsidiaries from time to time, and "Instinet Entity" shall mean any of the Instinet Entities; provided, however, in each case, that any such Instinet Entity shall cease to be an "Instinet Entity" under this Agreement at such time as such Person no longer is a Subsidiary of Instinet Parent or Instinet, as the case may be.

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                  "Instinet Parent" means any Person who succeeds Instinet as the parent corporation of the Instinet Entities as a result of a corporate reorganization, merger or otherwise.

                  "Instinet Securities" means Other Securities sought to be included in a registration for Instinet's account.

                  "Instinet Transferee" shall mean any transferee or purchaser (together with its Affiliates) from an Instinet Entity of greater than 1% of the Total Voting Power of Instinet other than pursuant to an underwritten offering; provided such Person holds more than 1% of the Total Voting Power of Instinet at the time of the registration or offering in question; it being understood that no Holder shall be considered an Instinet Transferee by virtue of its receiving securities of Instinet in the Merger.

                  "Island" has the meaning ascribed thereto in the preamble hereto.

                  "Island Registration Rights Agreement" means the Registration Rights Agreement, dated December 15, 2000, by and among The Island ECN, Inc. and each of the Persons or entities listed on Schedule A thereto, as amended from time to time on or prior to the date hereof.

                  "Island Securityholders Agreement" has the meaning ascribed thereto in Section 3.14.

                  "Joinder Agreement" means a written instrument, substantially in the form attached as Exhibit B hereto, by which an assignee or transferee of Registrable Securities agrees to be bound as a party to this Agreement.

                  "List" has the meaning ascribed thereto in Section 2.5.

                  "Lock-Up Period" has the meaning ascribed thereto in Section 2.13(a).

                  "Merger" has the meaning ascribed thereto in the Merger Agreement.

                  "Merger Agreement" has the meaning ascribed thereto in the Recitals to this Agreement.

                  "Nicoll" has the meaning ascribed thereto in the preamble hereto.

                  "Other Holder" means a holder of Other Securities (other than Instinet).

                  "Other Securities" means equity securities of Instinet or securities convertible into or exchangeable for such equity securities to be issued by Instinet or held or issued by Persons (including Instinet, if applicable) other than the Holders.

                  "Ownership Reduction" shall be deemed to have occurred when no Reuters Entity, together with its Affiliates, beneficially owns 20% or more of the Total Voting Power of Instinet.

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                  "Pending Underwritten Offering" means, with respect to any
Holder withdrawing (or deemed to have withdrawn) from this Agreement pursuant to Section 3.12, (i) any registered primary underwritten offering by Instinet for its own account in which the registration statement has an effective date prior to the date of such Holder's withdrawal from this Agreement, and (ii) any registered secondary underwritten offering of Registrable Securities (including a Shelf Underwritten Offering) in which the Demand Notice (or Shelf Underwriting Notice, if a Shelf Underwritten Offering) has been delivered to Instinet prior to the date of such Holder's withdrawal from this Agreement, unless and until Instinet notifies the Holders' Representatives that such registration statement will not be declared effective (which notice shall be provided as promptly as practicable following any such determination) or that all participating Holders have withdrawn their participation in the offering pursuant to Section 2.1(b) or 2.2(b).

                  "Permissible Withdrawal" means a withdrawal of a registration made pursuant to a Demand Request based on the reasonable determination of the Holders holding a majority of the Registrable Securities requested to be registered by the Initiating Holders in the Demand Request that New Information would have a material adverse effect on the business, financial condition or results of operations of Instinet; provided that such withdrawal is made within ten Business Days of the earlier of (i) the New Information becoming publicly available or (ii) Instinet's informing the Initiating Holders of the New Information. For the purposes hereof, with respect to any Demand Request "New Information" means information about Instinet of which the Initiating Holders were unaware on the date of delivery of the Demand Request that either becomes publicly available prior to the effectiveness of the registration statement (as the result of a public announcement by Instinet or otherwise) or that Instinet discloses or informs the Initiating Holders that it will disclose in the registration statement to be filed pursuant to the Demand Request (it being understood that information relating to general market conditions or general market conditions for a business in which Instinet is engaged will not be considered New Information).

                  "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

                  "ProTrader Registration Rights Agreement" means the Registration Rights Agreement, dated as of October 1, 2001, by and among Instinet, Overunder LLC, David G. Jamail, David R. Burch, John A. McEntire, IV, John Bunda, Laura Horne, Currin Van Eman and Shayne Young, as it may be amended from time to time in accordance with this Agreement.

                  "Qualifying Transaction" means a transaction with Instinet in which Instinet issues to Future Holders shares of Common Stock or securities convertible into or exchangeable for Common Stock with a Fair Market Value of at least $75 million.

                  "Registrable Securities" means:

                  (a) with respect to any Group R Holder, shares of Common Stock, including shares issued or issuable upon the conversion, exchange or exercise of any security convertible, exchangeable or exercisable into Common Stock, and any shares or other securities into which or for which such Common Stock may hereafter be changed, converted or exchanged and any other

                                       7

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shares or securities issued to Group R Holders of such Common Stock (or such shares or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, recapitalization, split, share dividend, share exchange, merger, consolidation or similar transaction or event, in each case, that are held by a Group R Holder that has not withdrawn (or deemed to have withdrawn by virtue of an Affiliate having withdrawn) from this Agreement pursuant to Section 3.12;

                  (b) with respect to any Group M1 Holder or any Group M2 Holder, shares of Common Stock issued pursuant to the Merger Agreement and any shares or other securities into which or for which such Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued in respect of such Common Stock (or such shares or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, recapitalization, split, share dividend, share exchange, merger, consolidation or similar transaction or event, in each case, that are held by a Group M1 Holder or a Group M2 Holder that has not withdrawn (or deemed to have withdrawn by virtue of an Affiliate having withdrawn) from this Agreement pursuant to Section 3.12; and

                  (c) with respect to any Group F Holder, shares of Common Stock (including shares issued or issuable upon the conversion, exchange or exercise of any security convertible, exchangeable or exercisable into Common Stock) originally acquired pursuant to the Qualifying Transaction by which such Group F Holder became a Holder hereunder and any shares or other securities into which or for which such Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued in respect of such Common Stock (or such shares or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, recapitalization, split, share dividend, share exchange, merger, consolidation or similar transaction or event, in each case, that are held by a Group F Holder that has not withdrawn (or deemed to have withdrawn by virtue of an Affiliate having withdrawn) from this Agreement pursuant to Section 3.12.

                  As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been publicly distributed pursuant to Rule 144, or (iii) they shall have ceased to be outstanding.

                  "Registration Expenses" means any and all expenses incident to performance of or compliance with any registration of securities pursuant to
Article II, including, without limitation, (i) the fees, disbursements and expenses of Instinet's counsel and accountants; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing or producing any underwriting agreements and blue sky or legal investment memoranda and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under

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state securities laws, including the fees and disbursements of counsel for the underwriters and the Holders of securities in connection with such qualification and in connection with any blue sky and legal investment surveys;
(v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (vi) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system or the rating of such securities; (ix) all expenses with respect to road shows that Instinet is obligated to pay pursuant to Section 2.7(p); (x) the reasonable fees and expenses of one counsel for the Holders of Registrable Securities incurred in connection with any registration hereunder, such counsel to be selected by the two Holders that have requested the inclusion of the largest number of their Registrable Securities in such registration; and (xi) any other fees and disbursements of underwriters customarily paid by the sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any (which underwriting discounts and commissions and transfer taxes shall be borne by each selling stockholder participating in a particular offering and, if selling securities in such offering, Instinet, pro rata in accordance with the total amount of securities sold in such offering by each such Person in accordance with Section 2.6). "Registration Expenses" shall apply with respect to the Ameritrade Registration Statement and any sales of Hedge Shares made thereunder as if Ameritrade were a Selling Holder (and the applicable Holders' Representative) and as if the Hedge Shares were Registrable Securities.

                  "Reuters C Corp" has the meaning ascribed thereto in the preamble hereto.

                  "Reuters Entities" means Reuters Parent and Subsidiaries of Reuters Parent (other than Subsidiaries that constitute Instinet Entities) from time to time, and "Reuters Entity" shall mean any of the Reuters Entities; provided, however, in each case, that any Reuters Entity shall cease to be a "Reuters Entity" under this Agreement at such time as such Person no longer is a Subsidiary of Reuters Parent.

                  "Reuters Holdings" has the meaning ascribed thereto in the preamble hereto.

                  "Reuters Limited" has the meaning ascribed thereto in the preamble hereto.

                  "Reuters Parent" means the ultimate parent entity from time to time, of Reuters Limited, which is currently Reuters Group PLC.

                  "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

                  "Rule 145" means Rule 145 (or any successor rule to similar effect) promulgated under the Securities Act.

                  "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

                  "SEC" means the United States Securities and Exchange Commission.

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                  "Section 2.1 Notice" shall have the meaning ascribed thereto in Section 2.1(a) (viii).

                  "Section 2.2 Notice" shall have the meaning ascribed thereto in Section 2.2(a).

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

                  "Selling Holder" has the meaning ascribed thereto in Section 2.7(d).

                  "Shelf Registration Statement" has the meaning ascribed thereto in Section 2.3(a).

                  "Shelf Underwriting Notice" shall have the meaning ascribed thereto in Section 2.3(e).

                  "Shelf Underwritten Offering" means an underwritten offering of Registrable Securities by a Holder pursuant to a take-down from a Shelf Registration Statement in accordance with Section 2.3(e).

                  "Silver Lake Group" has the meaning ascribed thereto in the preamble hereto.

                  "Stockholders Agreement" means that certain Stockholders Agreement, dated as of June 9, 2002, as it may be amended from time to time, by and among Instinet, Reuters Limited, Reuters C Corp, Reuters Holdings and those entities listed on Exhibit B thereto.

                  "Subsidiary" means, as to any Person, any corporation, association, partnership, joint venture or other business entity of which a majority of the voting power of capital stock or other voting ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is owned or controlled, directly or indirectly, by such Person or by one or more of the Subsidiaries of such Person or by a combination thereof.

                  "TA Group" has the meaning ascribed thereto in the preamble hereto.

                  "Total Voting Power of Instinet" shall mean the total number of votes which may be cast in the election of members of the Board of Directors by all holders of Common Stock.

                  1.2. Internal References. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE II
                              REGISTRATION RIGHTS

                  2.1. Demand Registration - Registrable Securities. (a) General. Subject to the terms and conditions of this Agreement, upon written notice (a "Demand Notice") provided at any time from one or more Group R Holders, Group M1 Holders or Group F Holders, in each

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case requesting that Instinet effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holders, which Demand Notice shall specify the number and type of such Registrable Securities to be registered and the intended method or methods of disposition of such Registrable Securities, Instinet shall use its reasonable best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request; provided that:

                  (i) Initial Lock-up Period. No Holder may exercise its rights to request a registration of Registrable Securities pursuant to a Demand Notice under this Section 2.1 (such exercise being a "Demand Request") prior to the expiration or termination of the term of the ProTrader Registration Rights Agreement. In addition, no Group R Holder or Group M1 Holder may exercise its rights to request a registration of Registrable Securities pursuant to a Demand Request at any time following the expiration or termination of the term of the ProTrader Registration Rights Agreement but prior to the first anniversary of the Effective Time without the prior written consent of both (x) Instinet and (y) the Holders holding a majority of the Registrable Securities held by (A) the Group M1 Holders, in the case of a Demand Request by the Group R Holders, or (B) the Group R Holders, in the case of a Demand Request by the Group M1 Holders. No Group F Holder may make a Demand Request for any period of time specified in the applicable Group F Holders' Terms Schedule (unless a waiver is received from Instinet and such other Persons as may be specified in the applicable Group F Holders' Terms Schedule); provided, however, that in no event may any Group F Holder make a Demand Request (x) prior to the termination or expiration of the ProTrader Registration Rights Agreement and (y) at any other time prior to the first anniversary of the Effective Time without the prior written consent of the Holders holding a majority of the Registrable Securities held by the Group M1 Holders and the Holders holding a majority of the Registrable Securities held by the Group R Holders (in addition to the consent or waiver of any other Persons required pursuant to the foregoing).

                  (ii) Frequency of Exercise of Demand Rights. Without the prior written consent of Instinet, following a Demand Request, each Initiating Holder submitting the Demand Request, together with its Affiliates, shall be immediately thereafter restricted from initiating an additional Demand Request within the twelve-month period following the date of submission of such Demand Request until a differing Holder who is not an Affiliate initiates a Demand Request provided, however, that, on and after the date on which no Registrable Securities are held by any Group M1 Holder or any Group M2 Holder, Group R Holders may make a Demand Request twice in any twelve-month period but no Group R Holder together with its Affiliates may make a Demand Request more than twice in any twelve-month period without the prior written consent of Instinet.

                  (iii) Instinet Blackout Rights. (x) With respect to any registration statement filed, or to be filed, pursuant to this
         Section 2.1, if (A) Instinet determines in good faith that such registration would cause Instinet to disclose material non-public information which disclosure (i) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing or effectiveness of such registration statement and (iii) would be materially detrimental to Instinet or would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving Instinet and any of its Subsidiaries and that, as a result of such potential disclosure or interference, it is in the best interests of Instinet to defer the filing or effectiveness of such registration statement at such time, and (B) Instinet promptly furnishes to the Holders' Representatives of all participating Groups a certificate signed by the chief executive officer and the general counsel of Instinet to that effect, then Instinet shall have the right to defer such filing or effectiveness, provided that (I) such deferral, together with any other deferral or suspension of Instinet's obligations under Section 2.1 or Section 2.3, shall not be effected for a period of more than 120 days, in the aggregate, for all such deferrals or suspensions over any twelve-month period, (II) if any Holder(s) of a participating Group provide written notice to Instinet objecting to the determination to defer within five Business Days following notice to such Holder(s) of such determination, the determination of Instinet to defer such filing or effectiveness shall be confirmed within 15 Business Days of the deferral notice by the Blackout Committee or by the Board of Directors, if the Board meets within such time frame, or, if it is not so confirmed, such deferral, if still in effect, shall immediately terminate, and (III) the determination of Instinet to defer such filing or effectiveness shall be further confirmed by the Board of Directors at its next meeting (if such deferral is still in effect at the time of such meeting and the Board had not already acted upon such deferral), or, if it is not so confirmed, such deferral, if still in effect, shall immediately terminate. In the event Instinet defers the filing or effectiveness of a registration statement pursuant to this clause (iii), any Holder may withdraw its participation in such registration by giving written notice to Instinet within 30 days after receipt of the certificate referred to in subsection (B) above. If all Holders that are members of the Group which made the applicable Demand Request or on whose behalf such Demand Request was made (such Group, the "Initiating Group") and that are participating in such registration withdraw from such registration as provided in the preceding sentence, then such request shall not be counted for purposes of the requests permitted to be made by the Initiating Group under this Section 2.1 and shall instead be counted, for purposes of the Demand Requests permitted to be made under this Section 2.1, as a Demand Request made by the Group, if any, that continues to participate in such registration and that has included in such registration, on a collective basis, the greatest number of Registrable Securities included in such registration by any Group participating therein.

                  (y) Instinet shall promptly notify the Holders' Representatives of all participating Groups of the expiration of any period during which it exercised its rights under this Section 2.1(a)(iii). Instinet agrees that, in the event it exercises its rights under this Section 2.1(a)(iii), it shall, prior to the expiration of the applicable deferral period, file or update and use its reasonable best efforts to cause the effectiveness of, as applicable, the applicable deferred registration statement;

                  (iv) Number of Demand Rights. (A) Group R Holders. Except as provided in Section 2.1(e), after an Ownership Reduction, the Group R Holders may collectively make Demand Requests on not more than three occasions, any or all of which may be requests for the filing of a Shelf Registration Statement pursuant to Section 2.3 (it being acknowledged that prior to any Ownership Reduction, there shall be no limit to the number of occasions on which such Group R Holders may make Demand Requests, including with respect to requests for the filing of a Shelf Registration Statement pursuant to Section 2.3); provided that, each Group R Holder who is a transferee of 5% or less of the Total Voting Power of Instinet shall be entitled to make only one Demand Request hereunder);

                           (B)     Group M1 Holders. Except as provided in
                                   Section 2.1(e), the Group M1 Holders may collectively make Demand Requests on not more than six occasions, two of which may, at the sole option of the Holders holding a majority of the Registrable Securities held by the Group M1 Holders, be requests for the filing of a Shelf Registration Statement pursuant to Section 2.3; and

                           (C)     Group F Holders. Except as provided in
                                   Section 2.1(e), the Group F Holders (or any series thereof) may collectively make Demand Requests on that number of occasions set forth in the applicable Group F Holders' Terms Schedule, but in no event on more than one occasion for every $40 million of Registrable Securities received by the Group F Holders (or any such series thereof) in the Qualifying Transaction pursuant to which the Group F Holders (or any such series thereof) became Holders hereunder, not more than one-third of which occasions (but at least one occasion, if such Holders are entitled to a Demand Request) may be requests for the filing of a Shelf Registration Statement pursuant to
                                   Section 2.3.

                  (v) Minimum Period Between Exercises of Rights. Except as otherwise provided herein, the Holders shall not have the right to make a Demand Request during the period commencing on the date of delivery by a Holders' Representative of a Demand Notice pursuant to this Section 2.1 and ending on the earlier of (x) the date which is 90 days following the termination of effectiveness of the most recently effected registration statement pursuant to a Demand Notice or pursuant to the ProTrader Registration Rights Agreement and (y) the date on which Instinet notifies the Holders' Representatives that such registration statement will not be declared effective (which notice shall be provided as promptly as practicable following any such determination) or that all included Holders have withdrawn from such registration pursuant to Section 2.1(b);

                  (vi) Minimum Offering Size. To constitute a valid demand pursuant to this Section 2.1, the estimated market value (based upon the closing price of the relevant security on the trading day prior to the date of the Demand Notice) of the Registrable Securities to be registered by those Holders who individually or collectively delivered the Demand Notice with respect to such registration pursuant to this Section 2.1 must be at least:

                           (A) Group R Holders. $60 million, in the case of a Demand Notice delivered by Group R Holders;

                           (B) Group M1 Holders: $25 million, in the case of a Demand Notice delivered by Group M1 Holders; and

                           (C) Group F Holders. That amount set forth in the applicable Group F Holders' Terms Schedule, but in no event less than 10% of the aggregate Fair Market Value of the Registrable Securities received by the original Group F Holders (or any series thereof) in the applicable Qualifying Transaction, in the case of a Demand Notice delivered by Group F Holders;

                  (vii) Registration Statement Form. Registrable Securities registered pursuant to this Section 2.1 shall be registered using Form S-1 (or any successor form) only if registration on Form S-3 (or any successor form) is not then available to Instinet. In no event shall the Group M1 Holders or the Group F Holders be entitled to effect a registration pursuant to this Section 2.1 using Form S-1 (or any successor form) on more than two occasions in the aggregate for each such Group; and

                  (viii) Participations. Within ten days following receipt of any Demand Notice, Instinet shall deliver written notice (a "Section
         2.1 Notice") to each Holders' Representative of its receipt thereof. Subject to the terms and conditions hereof and, to the extent applicable to the parties thereto, the Stockholders Agreement, such
         Section 2.1 Notice shall offer each Holder (whether or not such Holder has given, or is entitled to give, a Demand Notice) the opportunity to include in such registration (whether to be effected pursuant to a Shelf Registration Statement or otherwise) such number of Registrable Securities as such Holder may request (subject to Section 2.1(d)). Thereafter, subject to Section 2.1(d), Instinet shall include in such requested registration any additional Registrable Securities of any Holder which has, within 15 Business Days after receipt of the Section 2.1 Notice by such Holder's Representative, requested in writing to be included in such Demand Registration. All such requests shall specify the aggregate amount of Registrable Securities to be registered.

                  (b) Withdrawal. Any Holder participating in a registration of Registrable Securities pursuant to this Section 2.1 may withdraw all or any part of its Registrable Securities from such registration by giving written notice to Instinet of its request to withdraw at any time. Instinet shall provide written notice of such withdrawal to the Holders' Representatives of all participating Groups as promptly as practicable following receipt. In the case of a withdrawal prior to the effective date of such registration statement, any Registrable Securities to be included by such Holder shall be reallocated in accordance with the applicable provisions of this Agreement. Except as provided in Sections 2.1(a)(iii), 2.1(c) or 2.1(e) or in the case of a Permissible Withdrawal, a Demand Request shall be counted for purposes of the requests permitted to be made by the Initiating Group, notwithstanding any such withdrawal; provided that each Group entitled to make Demand Requests may exercise a Permissible Withdrawal on no more than a total of two (2) occasions during the term of this Agreement.

                  (c) Fulfillment of Registration Obligations. Notwithstanding any other provision of this Agreement, a registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above), (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by a Holder that is a member of the Group on whose behalf the demand for registration was made (or deemed to have been made pursuant to Section 2.1(e)) and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement; provided, that if such registration is a shelf registration pursuant to Section 2.3, such registration shall be deemed to have been effected if such registration statement remains effective for the applicable period specified in Section 2.3(a)(ii), (iii) if not a shelf registration and the registration does not contemplate an underwritten offering, if it does not remain effective for at least 90 days (or such shorter period as will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn); or if not a shelf registration and such registration statement contemplates an underwritten offering, if it does not remain effective for at least 90 days plus such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by law to be delivered in connection with the sale of Registrable Securities by an underwriter or dealer or (iv) in the event of an underwritten offering, if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some wrongful act or omission by a Holder that is a member of such Group.

                  (d) Cutback Priority. If the lead underwriter of a proposed underwritten offering of a class of Registrable Securities pursuant to this Section 2.1 or Section 2.3 informs in writing the Holders' Representatives representing the Holders included in such registration or offering (with a copy to Instinet) that, in its good faith view, the number of securities of such class requested to be included in such registration or offering (including securities that Instinet proposes to sell for its own account) exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities to be sold in such offering, Instinet shall include in such registration:

                  (i) first, Registrable Securities sought to be included by the Holders, pro rata on the basis of the relative number of Registrable Securities requested to be included in such registration by each such Holder, provided that if the full number of such Registrable Securities requested to be included is greater than the maximum number that, in the good faith view of such lead underwriter, can be sold without having the adverse effect referred to above, the Group F Holders shall not be allocated more than the Group F Cutback Percentage of the aggregate number of Registrable Securities to be registered in such offering; and

                  (ii) second, up to that number of Instinet Securities, if any, in excess of the number of Registrable Securities to be sold in such offering pursuant to clause (i) above which, in the good faith view of such lead underwriter, can be sold without having the adverse effect referred to above.

                  (e) Allocation of Demand Usage. A registration commenced pursuant to a Demand Request and deemed effected pursuant to this Section 2.1 (including a shelf registration pursuant to Section 2.3) shall be allocated to a particular Group for purposes of the Demand Requests permitted to be made by such Group in accordance with 2.1(a) as follows (it being understood that any such registration shall be allocated to one (but not more than one) Group):

                  (i) it shall be allocated to the Initiating Group if either (x) after taking into account any piggyback rights and underwriter-recommended cutbacks the Initiating Group is able to register at least 75% of the Registrable Securities requested by the Initiating Group to be included in such registration, or (y) the number of Registrable Securities included in such registration by the Initiating Group, on a collective basis, is greater than the number of Registrable Securities included in such registration by any other Group (on a collective basis), or (ii) if it is not allocated to the Initiating Group based on clause (i), then the registration shall be allocated to the Group that has included in such registration, on a collective basis, the greatest number of Registrable Securities included in such registration by any Group participating therein; provided, however, that Instinet's obligations to effect a registration shall in no way be limited in the event this provision operates to allocate such registration to a Group other than the Initiating Group.

                  For the purposes of this Section 2.1(e), if more than one type of Registrable Securities is included in a registration, then the determination of the number of Registrable Securities included in such registration shall be based upon the number of shares of Common Stock included in such offering and the number of shares of Common Stock underlying the other Registrable Securities included in such offering. If the registration includes Registrable Securities that do not relate to underlying Common Stock, then, in determining whether a Group has included the largest number of Registrable Securities in a particular registration, Registrable Securities that do not relate to underlying Common Stock will be deemed to relate to a number of shares of underlying Common Stock equal to the quotient of the market value of the relevant security (on the date the relevant registration statement is initially filed) divided by the closing price per share of Common Stock on the trading day immediately prior to such date of initial filing.

                  2.2. Piggyback Registration. (a) General. In the event that Instinet at any time proposes or is required to register any of its Common Stock (other than pursuant to Section 2.1 or Section 2.3 hereof) or any Other Securities under the Securities Act, whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, subject to Section 2.2(d) and Section 2.4 hereof it shall at each such time give prompt written notice (the "Section 2.2 Notice") to each Holders' Representative of its intention to do so. Subject to the terms and conditions hereof, the Stockholders Agreement to the extent applicable to the parties thereto, and, if such registration is being effected pursuant to the ProTrader Registration Rights Agreement, the ProTrader Registration Rights Agreement, such Section 2.2 Notice shall offer each Holder the opportunity to include in such registration statement such number of Registrable Securities as such Holder may request (subject to Section 2.2(c)). Upon the written request of any Holder made within 15 Business Days after the receipt of the Section 2.2 Notice by such Holder's Representative (which request shall specify the number of Registrable Securities intended to be disposed of), subject to the other provisions of this
Article II, and, if such registration is being effected pursuant to the

ProTrader Registration Rights Agreement, the ProTrader Registration Rights Agreement, Instinet shall effect, in connection with the registration of such Common Stock or Other Securities, the registration under the Securities Act of all Registrable Securities which Instinet has been so requested to register.

                  (b)      Withdrawal. (i) If, at any time after giving such
Section 2.2 Notice and prior to the effective date of the registration statement filed in connection with such registration, Instinet shall determine for any reason not to register the securities originally intended to be included in such registration, Instinet may, at its election (subject to any other obligations it may have in connection therewith), give written notice of such determination to the Holders' Representatives of all participating Groups and thereupon Instinet shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such securities originally intended to be included in such registration, without prejudice, however, to the rights of a Holder immediately to request that such registration be effected as a registration under Section 2.1 (including a shelf registration under Section 2.3) to the extent permitted thereunder.

                  (ii) Any Holder requesting a registration of Registrable Securities pursuant to this Section 2.2 may withdraw all or any part of the Registrable Securities from such registration by giving written notice to Instinet of its request to withdraw at any time. Instinet shall provide written notice of such withdrawal to the Holders' Representatives of all participating Groups as promptly as practicable following receipt; provided, that, Instinet shall be entitled to reimbursement from the Holder of such withdrawn Registrable Securities for any SEC registration fees incurred by Instinet in connection with the registration of such Registrable Securities. In the case of a withdrawal prior to the effective date of such registration statement, any Registrable Securities that were to be included by such withdrawing Holder shall be reallocated among the remaining participating Holders (and, if applicable, Instinet) in accordance with the applicable provisions of this Agreement.

                  (c) Cutbacks in Instinet Offering. If the registration referred to in the first sentence of this Section 2.2 is to be an underwritten registration on behalf of Instinet, and the lead underwriter or managing underwriter advises Instinet in writing (with a copy to the Holders' Representatives representing the Holders participating in such registration) that, in such firm's good faith view, the number of Other Securities and Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities and Registrable Securities then contemplated, (I) during the term of the ProTrader Registration Rights Agreement Instinet shall include securities in such offering in accordance with the provisions of the ProTrader Registration Rights Agreement (it being understood that the Reuters Entities shall waive their rights under Section 2.3(b)(i)(B) thereof and shall be entitled to include securities in such offering solely in accordance with the terms of Section 2.3(b)(i)(C) thereof) and (II) following the term of the ProTrader Registration Rights Agreement Instinet shall include in such registration:

                  (i)      first, all Instinet Securities;

                  (ii) second, Registrable Securities that are requested to be included in such registration that can be sold without having the adverse effect referred to above, pro rata on the basis of the relative number of such Registrable Securities requested to be included in such registration by each Holder, provided that (x) if the full number of such Registrable Securities requested to be included, together with the Instinet Securities included in such registration pursuant to clause (i), is greater than the maximum number that, in the good faith view of such lead underwriter or managing underwriter, can be sold without having the adverse effect referred to above, the Group F Holders shall not be allocated more than the Group F Cutback Percentage of the aggregate number of Registrable Securities to be registered in such offering, and (y) any number of Registrable Securities allocated to a Holder in excess of the request by such Holder may be reallocated among the remaining participating Holders in a like manner (subject, in the case of a Group F Holder, to the proviso in clause (x) above); and

                  (iii) third, up to the full number of the Other Securities (other than those registered pursuant to clause (i) above), if any, in excess of the number of Instinet Securities and Registrable Securities to be sold in such offering pursuant to clauses (i) and
         (ii) above which, in the good faith view of such lead underwriter or managing underwriter can be sold without having the adverse effect referred to above;

                  (d) Exempt Registrations. Instinet shall not be required to effect any registration of Registrable Securities under this Section 2.2 incidental to the registration of any of its securities on Forms S-4 or S-8 (or any similar or successor form providing for the registration of securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans) or any other form that would not be available for registration of Registrable Securities.

                  2.3. Shelf Registration. (a) General; Duration. Subject to any applicable limitations set forth in Section 2.1(a), the Group F Holders, the Group M1 Holders or the Group R Holders, in each case holding a majority of the Registrable Securities held by such Group, shall have the right at any time, and from time to time, to request, in connection with delivery of a Demand Notice by a member of such Group, that Instinet prepare and file with the SEC a "shelf" registration statement (the "Shelf Registration Statement") on the appropriate form for an offering to be made, covering the Registrable Securities requested to be included therein (including pursuant to Section 2.1(a)(viii)), on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any successor rule or similar provision then in effect) in the manner or manners designated by the requesting Holders (including, without limitation, one or more underwritten offerings). Instinet shall use its reasonable best efforts to have the Shelf Registration Statement declared effective by the SEC as soon as practicable after the expiration of the 15 Business Day period referred to in Section 2.1(a)(viii) and to keep such Shelf Registration Statement continuously effective and free of material misstatements or omissions (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which all Holders have consummated the sale of all of such Holders' Registrable Securities registered under the Shelf Registration Statement or
(ii) (x) in the case of a Shelf Registration Statement requested on behalf of the Group R Holders, twelve months from the date the Shelf Registration Statement first became effective, (y) in the case of a

Shelf Registration Statement requested on behalf of the Group M1 Holders, six months from the date the Shelf Registration Statement first became effective or
(z) in the case of a Shelf Registration Statement requested on behalf of the Group F Holders (or any series thereof), six months (or such shorter period as may be set forth in the applicable Group F Holders' Terms Schedule) from the date the Shelf Registration Statement first became effective, subject, in each case, to extension (A) pursuant to Section 2.3(b)(ii) or (B) for any period of time during which the offering of Registrable Securities pursuant to such Shelf Registration Statement is interfered with by a stop order, injunction or other order or requirement of the SEC or any other governmental agency or court.

                  (b) Instinet Blackout Rights. (i) Prior to Effectiveness. With respect to any Shelf Registration Statement filed, or to be filed, pursuant to this Section 2.3, (x) if Instinet determines in good faith that such registration would cause Instinet to disclose material non-public information which disclosure (i) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing or effectiveness of such registration statement and (iii) would be materially detrimental to Instinet or would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving Instinet and any of its Subsidiaries and that, as a result of such potential disclosure or interference, it is in the best interests of Instinet to defer the filing or effectiveness of such Shelf Registration Statement at such time, and (y) Instinet promptly furnishes to the Holders' Representatives of all participating Groups a certificate signed by the chief executive officer and the general counsel of Instinet to that effect, then Instinet shall have the right to defer such filing or effectiveness, provided that (I) such deferral, together with any other deferral or suspension of its obligations under Section 2.1 or Section 2.3, shall not be effected for a period of more than 120 days, in the aggregate, for all such deferrals or suspensions over any twelve-month period, (II) if any Holder(s) of a participating Group provide written notice to Instinet objecting to the determination to defer within five Business Days following notice to such Holder(s) of such determination, the determination of Instinet to defer such filing or effectiveness shall be confirmed within 15 Business Days of the deferral notice by the Blackout Committee or by the Board of Directors, if the Board meets within such time frame, or, if it is not so confirmed, such deferral, if still in effect, shall immediately terminate, and (III) the determination of Instinet to defer such filing or effectiveness shall be further confirmed by the Board of Directors at its next meeting (if such deferral is still in effect at the time of such meeting and the Board had not already acted upon such deferral), or, if it is not so confirmed, such deferral, if still in effect, shall immediately terminate. In the event Instinet defers the filing or effectiveness of a Shelf Registration Statement pursuant to this clause (b), any Holder may withdraw its participation in such registration by giving written notice to Instinet, within 30 days after receipt of the certificate referred to in subclause (y) above. If all Holders that are members of the Initiating Group and that are participating in such registration withdraw from such registration as provided in the preceding sentence, then such request shall not be counted for purposes of the requests permitted to be made by the Initiating Group under Section 2.1 and shall instead be counted, for purposes of the Demand Requests permitted to be made under Section 2.1, as a Demand Request made by the Group, if any, that continues to participate in such registration and that has included in such registration, on a collective basis, the greatest number of Registrable Securities included in such registration by any Group participating therein. Instinet shall promptly notify the Holders' Representatives of all participating Groups of the expiration of any period during which it exercised its rights under this Section 2.3(b)(i). Instinet agrees that, in the event it exercises its rights under this Section 2.3(b)(i), it shall, prior to the expiration of the applicable deferral period, file or update and use its reasonable best efforts to cause the effectiveness of, as applicable, the applicable deferred Shelf Registration Statement.

                  (ii) Following Effectiveness. Following effectiveness of any Shelf Registration Statement pursuant to this Section 2.3, (x) if Instinet determines in good faith that the availability of the Shelf Registration Statement for use would cause Instinet to disclose material non-public information which disclosure (i) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (ii) would not be required to be made at such time but for the continued use of such registration statement and (iii) would be materially detrimental to Instinet or would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving Instinet and any of its Subsidiaries and that, as a result of such potential disclosure or interference, it is in the best interests of Instinet to suspend the use of such Shelf Registration Statement at such time, and (y) Instinet promptly furnishes to the Holders' Representatives of all participating Groups a certificate signed by the chief executive officer and the general counsel of Instinet to that effect, then Instinet shall have the right to suspend the use of such Shelf Registration Statement, provided that (I) such suspension, together with any other suspension or deferral of its obligations under Section 2.1 or Section 2.3, shall not be effected for a period of more than 120 days, in the aggregate, for all such suspensions or deferrals over any twelve-month period, (II) if any Holder(s) of a participating Group provide written notice to Instinet objecting to the determination to suspend within five Business Days following notice to such Holder(s) of such determination, the determination of Instinet to suspend such filing or effectiveness shall be confirmed within 15 Business Days by the Blackout Committee or by the Board of Directors, if the Board meets within such time frame, or, if it is not so confirmed, such suspension, if still in effect, shall immediately terminate, and (III) the determination of Instinet to suspend the use of such filing shall be further confirmed by the Board of Directors at its next meeting (if such suspension is still in effect at the time of such meeting and the Board had not already acted upon such suspension), or, if it is not so confirmed, such suspension, if still in effect, shall immediately terminate. Instinet shall promptly notify the Holders' Representatives of all participating Groups of the expiration of any period during which it exercised its rights under this Section 2.3(b)(ii). Instinet agrees that, in the event it exercises its rights under this Section 2.3(b)(ii), it shall, prior to the expiration of the applicable suspension period, update the suspended Shelf Registration Statement as may be necessary to permit the Holders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable law. The minimum period of time during which the applicable Shelf Registration Statement must remain effective pursuant to
Section 2.3(a) shall be extended by the number of days during the period from and including the date of delivery to the Holders' Representatives of all participating Groups of the certificate contemplated by the first sentence of this Section 2.3(b)(ii) and ending on the date that Instinet gives notice as provided by the foregoing that such suspension has ended.

                  (c) Supplements and Amendments. Instinet agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by Instinet for such Shelf Registration Statement or by the Securities Act or as otherwise required by this Agreement, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

                  (d) Fulfillment of Registration Obligations. A registration will not be deemed to have been effected pursuant to a Shelf Registration Statement, and shall not reduce the number of Demand Requests available to the Group on whose behalf such registration was requested, unless
(x) the provisions of Section 2.1(a) and 2.3(a) are fulfilled with respect to such Shelf Registration Statement and (y) the Shelf Registration Statement with respect thereto has remained effective for the minimum period of time required by Section 2.3(a), as extended as provided in such Section 2.3(a).

                  (e) Shelf Underwritten Offerings. At any time that a Shelf Registration Statement is effective, if any Holder or Group delivers a notice to Instinet (a "Shelf Underwriting Notice") stating that it intends to effect a Shelf Underwritten Offering of all or part of its Registrable Securities included by it on the Shelf Registration Statement and stating the aggregate offering price and/or number of the Registrable Securities to be included in the Shelf Underwritten Offering, then Instinet shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to this Section 2.3(e)). In connection with any Shelf Underwritten Offering which includes Registrable Securities that have an aggregate offering price of at least $30 million:

                           (A) such proposing Holder(s) shall also deliver the Shelf Underwriting Notice to all Holders' Representatives and permit each Holder to include its Registrable Securities included on the Shelf Registration Statement in the Shelf Underwritten Offering if such Holder seeking to so include Registrable Securities notifies the proposing Holders and Instinet of such request, specifying the aggregate amount of Registrable Securities to be included, within five Business Days after receipt of the Shelf Underwriting Notice by such Holder's Representative;

                           (B) if the lead or managing underwriter of a proposed Shelf Underwritten Offering informs in writing the Holders' Representatives representing the Holders participating in such offering (with a copy to Instinet) that, in its good faith view, the number of securities of such class requested to be included in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities to be sold in such offering, then (1) the number of Registrable Securities which will be included in the Shelf Underwritten Offering shall only be that number which, in the good faith opinion of such lead or managing underwriter, can be included without being likely to have a significant adverse effect on the price, timing or distribution of the class of securities offered or the market for the class of securities offered or the Common Stock, and (2) each holder shall be entitled to include Registrable Securities in the Shelf Underwritten Offering in the manner set forth in Section 2.1(d) with respect to allocations in a requested registration; and

                           (C) the Shelf Underwriting Notice shall state that Holders must respond to the Shelf Underwriting Notice within five Business Days of the receipt thereof.

                  2.4. Ameritrade SAR Shelf Registration Statement. (a) Filing. No later than 60 days prior to the first Designated Period, Instinet shall prepare and file with the SEC a "shelf" registration statement (the "Ameritrade Registration Statement") on the appropriate form for an offering to be made, covering all of the shares of Common Stock issuable by Instinet to Ameritrade pursuant to the two Hedge Option Agreements, each dated April 10, 2001, between Island (as successor to The Island ECN, Inc.) and Ameritrade (as successor to Datek) relating to stock appreciation rights, as they may be amended from time to time, which agreements shall be assumed by Instinet in connection with the Merger (such shares of Common Stock issuable to Ameritrade pursuant to such agreements, the "Hedge Shares"), on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (or any successor rule or similar provision then in effect), subject to the limitations provided herein. The distribution of Common Stock under the Datek Registration Statement shall be made in a manner reasonably designated by Ameritrade, subject to the approval of Instinet, which shall not be unreasonably withheld. Instinet shall use its reasonable best efforts to have the Ameritrade Registration Statement declared effective by the SEC as soon as practicable after filing, and in any event prior to the date of filing with the SEC of Instinet's next annual report on Form 10-K following the Effective Time. Ameritrade shall furnish to Instinet such information regarding Ameritrade and the distribution proposed by Ameritrade as Instinet may reasonably request in writing and as shall be reasonably required in connection with the Ameritrade Registration Statement. No Holder shall have the right to include any Registrable Securities in the Ameritrade Registration Statement, however securities may be included in the Ameritrade Registration Statement in accordance with the ProTrader Registration Rights Agreement during the term of such Agreement. The Ameritrade Registration Statement shall expressly provide that Common Stock may be sold thereunder only during Designated Periods.

                  (b) Take-downs from Ameritrade Registration Statement. Ameritrade may, during any Designated Period and only during a Designated Period, sell all or any portion of the Hedge Shares then held by Ameritrade pursuant to the Ameritrade Registration Statement. For purposes hereof, "Designated Periods" means (i) the 30-day period following the filing with the SEC of Instinet's first annual report on Form 10-K following the Effective Time; (ii) the 20-day period following the filing with the SEC of Instinet's second annual report on Form 10-K following the Effective Time; and (iii) the 10-day period following the filing with the SEC of Instinet's third annual report on Form 10-K following the Effective Time, subject, in each case, to extension (A) pursuant to Section 2.4(c), (B) during any period during a Designated Period from and including the date any written notice contemplated by Section 2.7(f) is given by Instinet until the date on which Instinet delivers to the Holders the supplement or amendment contemplated by Section 2.7(f) or written notice that the use of the prospectus may be resumed, as the case may be, or (C) for any period of time during a Designated Period during which the offering of Hedge Shares pursuant to the Ameritrade Registration Statement is interfered with by a stop order, injunction or other order or requirement of the SEC or any other governmental agency or court. Prior to the commencement of each Designated Period, Instinet shall give written notice to Ameritrade of its intended date of filing of its annual report on Form 10-K. Within three Business Days of receiving such written notice, Ameritrade will deliver to Instinet written notice (a "Hedge Share Distribution Notice") as to whether it intends to distribute Hedge Shares during the next Designated Period. If Ameritrade states in a Hedge Share Distribution Notice delivered prior to a Designated Period that it intends to distribute Hedge Shares during such Designated Period, Instinet shall, as promptly as is reasonably practicable after the date such Distribution Notice is delivered and in any event prior to the beginning of the next Designated Period, if required by applicable law and subject to Section 2.4(c), file with the SEC any amendments or supplements to the Ameritrade Registration Statement necessary to allow Ameritrade to distribute the Hedge Shares in the manner described in the Ameritrade Registration Statement during the Designated Period. Instinet further agrees (i) as promptly as is reasonably practicable after the date a Hedge Share Distribution Notice is delivered (and prior to the next Designated Period), to provide Ameritrade copies of any documents filed pursuant to this Section 2.4(b) and (ii) to notify Ameritrade as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to this Section 2.4(b).

                  (c) Instinet Blackout Rights. (i) Prior to Effectiveness. With respect to the Ameritrade Registration Statement to be filed, or filed but not yet effective pursuant to this Section 2.4, (x) if Instinet determines reasonably and in good faith that such registration would cause Instinet to disclose material non-public information which disclosure (i) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing or effectiveness of such registration statement and (iii) would be materially detrimental to Instinet or would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving Instinet and any of its Subsidiaries and that, as a result of such potential disclosure or interference, it is in the best interests of Instinet to defer the filing or effectiveness of the Ameritrade Registration Statement at such time, and (y) Instinet promptly furnishes to Ameritrade a certificate signed by the chief executive officer and the general counsel of Instinet to that effect, then Instinet shall have the right to defer such filing or effectiveness, provided that (I) such deferral, together with any other deferral, suspension or postponement of its obligations under this Section 2.4, shall not be effected for a period of more than 120 days, in the aggregate, for all such deferrals, suspensions or postponements over any twelve-month period, (II) if Ameritrade provides written notice to Instinet objecting to the determination to defer within five Business Days following notice to Ameritrade of such determination, the determination of Instinet to defer such filing or effectiveness shall be confirmed within 15 Business Days of the deferral notice by the Blackout Committee or by the Board of Directors, if the Board meets within such time frame, or, if it is not so confirmed, such deferral, if still in effect, shall immediately terminate, and (III) the determination of Instinet to defer such filing or effectiveness shall be further confirmed by the Board of Directors at its next meeting (if such deferral is still in effect at the time of such meeting and the Board had not already acted upon such deferral), or, if it is not so confirmed, such deferral, if still in effect, shall immediately terminate. Instinet shall promptly notify Ameritrade of the expiration of any period during which it exercised its rights under this Section 2.4(c). Instinet agrees that, in the event it exercises its rights under this Section 2.4(c), it shall, prior to the expiration of the applicable deferral period, file or update and use its reasonable best efforts to cause the effectiveness of, as applicable, the deferred Ameritrade Registration Statement. If any Designated Period is deferred because of the exercise by Instinet of its rights under this Section 2.4(c), then such Designated Period shall commence immediately after the date that Instinet gives notice that such deferment has ended and such Designated Period shall last for the same number of days as if such deferral had not occurred.

                  (ii) Following Effectiveness. Following effectiveness of the Ameritrade Registration Statement pursuant to this Section 2.4,
         (x) if Instinet determines reasonably and in good faith that the availability of the Ameritrade Registration Statement for use during a Designated Period would cause Instinet to disclose material non-public information which disclosure (i) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement and (iii) would be materially detrimental to Instinet or would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving Instinet and any of its Subsidiaries and that, as a result of such potential disclosure or interference, it is in the best interests of Instinet to suspend or postpone the use of the Ameritrade Registration Statement at such time, and (y) Instinet promptly furnishes to Ameritrade a certificate signed by the chief executive officer and the general counsel of Instinet to that effect, then Instinet shall have the right to so suspend or postpone the use of the Ameritrade Registration Statement during a Designated Period, provided that (I) such suspension or postponement, together with any other suspension, deferral or postponement of its obligations under this Section 2.4, shall not be effected for a period of more than 120 days, in the aggregate, for all such suspensions, deferrals or postponements over any twelve-month period, (II) if Ameritrade provides written notice to Instinet objecting to the determination to suspend or postpone within five Business Days following notice to Ameritrade of such determination, the determination of Instinet to suspend or postpone the use of the Ameritrade Registration Statement shall be confirmed within 15 Business Days of the suspension or postponement notice by the Blackout Committee or by the Board of Directors, if the Board meets within such time frame, or, if it is not so confirmed, such suspension or postponement, if still in effect, shall immediately terminate, and (III) the determination of Instinet to suspend or postpone the use of the Ameritrade Registration Statement shall be further confirmed by the Board of Directors at its next meeting (if such suspension or postponement is still in effect at the time of such meeting and the Board had not already acted upon such suspension or postponement), or, if it is not so confirmed, such suspension or postponement, if still in effect, shall immediately terminate. Instinet shall promptly notify Ameritrade of the expiration of any period during which it exercised its rights under this Section 2.4(c). Instinet agrees that, in the event it exercises its rights under this Section 2.4(c), it shall, prior to the expiration of the applicable suspension or postponement period, update the suspended Ameritrade Registration Statement as may be necessary to permit Ameritrade to resume use thereof in connection with the offer and sale of Hedge Shares in accordance with this Agreement and with applicable law. If any Designated Period following effectiveness of the Ameritrade Registration Statement is suspended or postponed because of the exercise by Instinet of its rights under this Section 2.4(c), then such Designated Period shall resume or commence immediately after the date that Instinet gives notice that such suspension or postponement has ended and shall last for the same number of days as if such suspension or postponement had not occurred.

                  (d)      No Further Obligations. Except as set forth in
Section 2.4(e), Instinet shall have no further obligations with respect to the Ameritrade Registration Statement following the earlier of (i) the expiration of the final Designated Period (as such period may be extended pursuant to Section 2.4(c)) and (ii) the date on which Ameritrade shall have sold all of the Hedge Shares.

                  (e)      Indemnification and Contribution. The provisions of
Section 2.10 hereof shall apply to the Ameritrade Registration Statement and any sales of Hedge Shares made thereunder as if Ameritrade were a Selling Holder (and the applicable Holder's Representative) and as if the Hedge Shares were Registrable Securities. For the avoidance of doubt, the provisions of this
Section 2.4(e) and such Section 2.10 as they apply to Ameritrade shall survive the termination of this Agreement.

                  (f) Miscellaneous. The provisions of Sections 2.6, 2.7 (other than clause (p) thereunder), 2.11 and 2.14 hereof shall apply to the Ameritrade Registration Statement to the extent necessary to permit sales to be made under the Ameritrade Registration Statement during Designated Periods and to any sales of Hedge Shares made thereunder as if Ameritrade were a Selling Holder (and the applicable Holder's Representative) and as if the Hedge Shares were Registrable Securities.

                  2.5. Selection of Underwriters. In the event that any registration pursuant to Section 2.1 or offering under a registration pursuant to Section 2.3 shall involve, in whole or in part, an underwritten offering, the two Holders that have requested the inclusion of the largest number of Registrable Securities in such registration or offering pursuant to Sections
2.1 or 2.3 shall have the right to designate an underwriter or underwriters in accordance with the provisions of the following two sentences. No later than three Business Days following the date of delivery to Instinet of the applicable Demand Notice or Shelf Underwriting Notice, Instinet shall deliver, in writing, to the Holders' Representatives a list (the "List") of at least five internationally recognized investment banking firms ranked in the top ten in the past year for equity underwritings by Thomson Financial Securities Data (or such similar ranking service if such ranking service ceases to exist other than by reason of merger, reorganization or consolidation or other acquisition). No later than two Business Days following the end of either (x) the 15 Business Day period referred to in Section 2.2(a) or 2.1(a)(viii), or
(y) the five Business Day period referred to in Section 2.3(e)(A), as applicable, Instinet shall notify the Holders' Representative(s) representing the two Holders that have requested the inclusion of the largest number of Registrable Securities in such registration of such Holders' rights under this
Section 2.5. Such two Holders shall jointly select from the List an underwriter or underwriters and shall notify Instinet in writing of their selection of such underwriter or underwriters no later than ten Business Days following receipt by the applicable Holders' Representative(s) of notice from Instinet contemplated by the preceding sentence.

                  2.6. Expenses. Except as provided herein, Instinet shall pay all Registration Expenses with respect to a particular offering (or proposed offering). Except as provided herein, each Holder, Ameritrade and Instinet shall be responsible for its own fees and expenses of counsel and financial advisors and their internal administrative and similar costs, as well as their respective pro rata shares of underwriters' commissions and discounts, which shall not constitute Registration Expenses.

                  2.7. Registration and Qualification. If and whenever Instinet is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1, 2.2, 2.3 or 2.4 (to the extent set forth in Section 2.4(f)), Instinet shall as promptly as practicable:

                  (a) Registration Statement. Prepare and file a registration statement under the Securities Act relating to the Registrable Securities to be offered and use its reasonable best efforts to cause such registration statement to become effective as promptly as practicable thereafter; furnish to the lead underwriter or underwriters, if any, and to the Holders' Representative of each Holder which has requested that Registrable Securities be covered by such registration statement, prior to the filing thereof with the SEC, a copy of the registration statement, and each amendment thereof, and a copy of any prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act), and shall use its reasonable best efforts to reflect in each such document, when so filed with the SEC, such comments as such Holders' Representatives reasonably may on a timely basis propose;

                  (b) Amendments; Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be (A) reasonably requested by any Selling Holder (to the extent such request relates to information relating to such Selling Holder), or (B) necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (ii) if a shelf registration, the expiration of the applicable period specified in Section 2.3(a) or, in the case of the Ameritrade Registration Statement, until the end of the last Designated Period specified in Section 2.4(b), if not a shelf registration, the applicable period specified in Section 2.1(c)(iii); provided, that any such required period provided for in
Section 2.3(a) or this 2.7(b) shall be extended for such number of days (x) during any period from and including the date any written notice contemplated by paragraph (f) below is given by Instinet until the date on which Instinet delivers to the Holders the supplement or amendment contemplated by paragraph
(f) below or written notice that the use of the prospectus may be resumed, as the case may be, and (y) during which the offering of Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court or by actions taken by Instinet pursuant to Section 2.3(b)(ii);

                  (c) Copies. Furnish to the Holders' Representatives representing Selling Holders and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Holders' Representatives or such underwriter may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

                  (d) Blue Sky. Use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such U.S. jurisdictions as any Holders' Representative representing a Holder of Registrable Securities included in such registration (each such Holder, a "Selling Holder") or any underwriter of such Registrable Securities shall request, and use its reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Selling Holders or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that Instinet shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) Delivery of Certain Documents. (i) Furnish to each Holders' Representative representing a Selling Holder and to any underwriter of such Registrable Securities an opinion of counsel for Instinet addressed to each Selling Holder and any underwriter of such Registrable Securities and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the applicable registration statement), (ii) furnish to each Selling Holder and any underwriter of such Registrable Securities a "cold comfort" and "bring-down" letter addressed to each Selling Holder and any underwriter of such Registrable Securities and signed by the independent public accountants who have audited the financial statements of Instinet included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as any Holders' Representative representing a Selling Holder may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements and (iii) cause such authorized officers of Instinet to execute customary certificates as may be requested by any Holders' Representative representing a Selling Holder or any underwriter of such Registrable Securities;

                  (f) Notification of Certain Events; Corrections. Promptly notify the Holders' Representatives representing Selling Holders and any underwriter of such Registrable Securities in writing (i) of the occurrence of any event as a result of which the registration statement or the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and (iii) if for any other reason it shall be necessary to amend or supplement such registration statement or prospectus in order to comply with the Securities Act and, in any such case as promptly as reasonably practicable thereafter, prepare and file with the SEC an amendment or supplement to such registration statement or prospectus which will correct such statement or omission or effect such compliance;

                  (g) notify the Holders' Representatives representing Selling Holders and the lead underwriter or underwriters, if any, and (if requested) confirm such advice in writing, as promptly as reasonably practicable after notice thereof is received by Instinet (A) when the applicable registration statement or any amendment thereto has been filed or becomes effective and when the applicable prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by the SEC, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or any order preventing or suspending the use of any preliminary or final prospectus or the initiation or threat of any proceedings for such purposes and (D) of the receipt by Instinet of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

                  (h) use its reasonable best efforts to prevent the entry of, or obtain as promptly as reasonably practicable the withdrawal of, any stop order with respect to the applicable registration statement or other order suspending the use of any preliminary or final prospectus;

                  (i) promptly incorporate in a prospectus supplement or post-effective amendment to the applicable registration statement such information as the lead underwriter or underwriters, if any, or the Holders holding a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as promptly as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (j) use its reasonable best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (k) cooperate with each Selling Holder and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                  (l) upon the request of any Selling Holder, promptly amend any Shelf Registration Statement or take such other action as may be necessary to de-register, remove or withdraw all or a portion of the Selling Holder's shares of Common Stock from a Shelf Registration Statement, as requested by such Selling Holder;

                  (m) Listing. Use its reasonable best efforts to cause all such Registrable Securities registered pursuant to such registration to be listed and remain on each securities exchange and automated interdealer quotation system on which similar securities issued by Instinet are then listed;

                  (n) Transfer Agent; Registrar; CUSIP Number. Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of the applicable registration statement;

                  (o) Compliance; Earnings Statement. Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to each Holders' Representative representing a Selling Holder, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the applicable registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (p) Road Shows. To the extent reasonably requested by the lead or managing underwriters in connection with an underwritten offering pursuant to Section 2.1 (including a Shelf Underwritten Offering pursuant to
Section 2.3), send appropriate officers of Instinet to attend any "road shows" scheduled in connection with any such underwritten offering, with all out-of-pocket costs and expenses incurred by Instinet or such officers in connection with such attendance to be paid by Instinet; provided, however, that
(i) officers of Instinet shall not be obligated to attend any road show presentation unless the aggregate fair market value of the Registrable Securities included in the offering is at least $50,000,000 (based upon the closing price of the relevant security on the trading day prior to the date of related Demand Notice) and (ii) officers of Instinet shall only be obligated to attend, and Instinet shall only be obligated to pay such road show expenses in connection with, a total of four such offerings requested by Group R Holders and a total of four such offerings requested by Group M1 Holders and Group M2 Holders, collectively;

                  (q) Stock Certificates. Unless the relevant securities are issued in book-entry form, furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Sections 2.1, 2.2, 2.3 or 2.4 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by any Holders' Representative representing a Selling Holder or the underwriters of such Registrable Securities (it being understood that the Selling Holders will use their reasonable best efforts to arrange for delivery to the Depository Trust Company); and

                  (r) use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

                  2.8. Conversion of Other Securities, Etc. In the event that any Group R Holder offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the

Registrable Securities underlying such options, rights, warrants or other securities shall continue to be eligible for registration pursuant to Sections 2.1, 2.2 and 2.3.

                  2.9. Underwriting; Due Diligence. (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article II, Instinet shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by Instinet and such other terms and provisions as are customarily contained in underwriting agreements of Instinet to the extent relevant and as are customarily contained in underwriting agreements generally with respect to secondary distributions to the extent relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.10, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 2.7(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Instinet to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, when relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section
2.10. No Holder shall be required in any such underwriting agreement or related documents to make any representations or warranties to or agreements with Instinet or the underwriters other than customary representations, warranties or agreements regarding such Holder's title to Registrable Securities and any written information provided by the Holder to Instinet expressly for inclusion in the related registration statement, provided that this sentence shall not apply in the case of a Holder's participation in a registration initiated for Instinet's account.

                  (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article II, Instinet shall make available upon reasonable notice at reasonable times and for reasonable periods for inspection by each Holders' Representative representing Selling Holders, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement, and by any attorney, accountant or other agent retained by any Selling Holder or any managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of Instinet, and cause all of Instinet's officers, directors and employees and the independent public accountants who have certified Instinet's financial statements to make themselves available to discuss the business of Instinet and to supply all information reasonably requested by any such Selling Holders, managing underwriters, attorneys, accountants or agents in connection with such registration statement as shall be necessary to enable them to exercise their due diligence responsibility (subject to entry by each party referred to in this clause (b) into customary confidentiality agreements in a form reasonably acceptable to Instinet);

                  (c) In the case of an underwritten offering requested by Holders pursuant to Section 2.1 or Section 2.3, the price, underwriting discount and other financial terms for the Registrable Securities of the related underwriting agreement shall be determined by the Holders holding a majority of such Registrable Securities included in the underwritten offering. In the case of any underwritten offering of securities by Instinet pursuant to Section 2.2, such price, discount and other terms shall be determined by Instinet, subject to the right of Holders to withdraw their Registrable Securities from the registration pursuant to 2.2(b)(ii).

                  (d) Subject to Section 2.9(a), no Person may participate in an underwritten offering unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreement and other documents reasonably required under the terms of such underwriting arrangements.

                  2.10. Indemnification and Contribution. (a) Indemnification by Instinet. In the case of each offering of Registrable Securities made pursuant to this Article II, Instinet agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls or is alleged to control (within the meaning set forth in the Securities Act) any of the foregoing Persons, the Affiliates of each of the foregoing, and the officers, directors, partners, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by Instinet or alleged untrue statement by Instinet of a material fact contained in the registration statement (or in any preliminary, final or summary prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by Instinet or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by Instinet or alleged omission by Instinet to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that Instinet shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Person, a Selling Holder, an Other Holder with securities included in such registration statement or underwriter furnished to Instinet by or on behalf of such Person, Selling Holder, Other Holder or underwriter expressly for inclusion in the registration statement (or in any preliminary, final or summary prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person, Selling Holder, or any underwriter and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that Instinet may otherwise have to each Selling Holder, or underwriter of the Registrable Securities, any controlling person of any of the foregoing, any Affiliate of any of the foregoing or the officers, directors, partners, employees and agents of each of the foregoing.

                  (b) Indemnification by Selling Holders and Underwriters. In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, and each underwriter agrees to indemnify and hold harmless, to the extent permitted by law, Instinet, each underwriter who participates in such offering (or each other underwriter, in the case of indemnification by an underwriter), each Selling Holder (or each other Selling Holder, in the case of indemnification by a Selling Holder), and each Person, if any, who controls or is alleged to control (within the meaning set forth in the Securities Act) any of the foregoing, any Affiliate of any of the foregoing, and the officers, directors, partners, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by such Selling Holder or such underwriter, as the case may be, of a material fact contained in the registration statement (or in any preliminary, final or summary prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by Instinet or at its direction, or any amendment thereof or supplement thereto, or any omission by such Selling Holder or such underwriter, as the case may be, or alleged omission by such Selling Holder or such underwriter, as the case may be, of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to such Selling Holder or such underwriter, as the case may be, furnished to Instinet by or on behalf of such Selling Holder or such underwriter, as the case may be, expressly for inclusion in such registration statement (or in any preliminary, final or summary prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. The foregoing indemnity is in addition to any liability which such Selling Holder or such underwriter, as the case may be, may otherwise have to Instinet, any underwriter participating in such offering, the Selling Holders, any controlling persons of any of the foregoing, any Affiliate of any of the foregoing, or the directors, officers, partners, employees and agents of each of the foregoing. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Holder under the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Indemnification Procedures. Each party entitled to indemnification under this Section 2.10 shall give notice to the party required to provide indemnification promptly after such indemnified party has actual knowledge that a claim is to be made against the indemnified party as to which indemnity may be sought, and shall permit the indemnifying party to assume the defense of such claim or litigation resulting therefrom and any related settlement and settlement negotiations, subject to the limitations on settlement set forth below; provided, that counsel for the indemnifying party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the indemnified party (whose approval shall not unreasonably be withheld), and the indemnified party may participate in such defense at such party's expense; and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.10, to the extent such failure is not materially prejudicial. Notwithstanding the foregoing, an indemnified party shall have the right to retain separate counsel, with the reasonable fees and expenses of such counsel being paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel or if the indemnifying party has failed to assume the defense of such action. No indemnified party shall enter into any settlement of any litigation commenced or threatened with respect to which indemnification is or may be sought without the prior written consent of the indemnifying party (such consent not to be unreasonably withheld) unless the indemnifying party has failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, reasonably satisfactory to the indemnified party, from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) Contribution. If the indemnification provided for in this Section 2.10 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in Instinet. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.10(d) to the contrary, no indemnifying party (other than Instinet) shall be required pursuant to this
Section 2.10(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the Losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission.

                  (e) Indemnification/Contribution under State Law. Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 2.10 (with appropriate modifications) shall be given by Instinet and the Selling Holders and underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

                  (f) Obligations Not Exclusive. The obligations of the parties under this Section 2.10 shall be in addition to any liability which any party may otherwise have to any other party.

                  (g) Survival. For the avoidance of doubt, the provisions of this Section 2.10 shall survive any termination of this Agreement and the withdrawal by any Person from this Agreement pursuant to Section 3.12.

                  2.11. Information by Holder. Each Holder shall furnish to Instinet such information regarding such Holder and the distribution proposed by such Holder as Instinet may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article II. Instinet shall have the right to exclude from the registration any Holder that does not comply with this Section 2.11.

                  2.12. Rule 144 and Rule 145. Instinet shall use its reasonable best efforts to ensure that the conditions to the availability of Rule 144 and Rule 145 set forth in paragraph (c) of Rule 144 shall be satisfied. Instinet agrees to use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of Instinet under the Securities Act and the Exchange Act, at any time after it has become subject to such reporting requirements. Upon the request of any Holders' Representative on behalf of any Holder and for so long as such information is a necessary element of such Holder's ability to avail itself of Rule 144 or Rule 145, Instinet will deliver to such Holders' Representative (i) a written statement as to whether it has complied with such requirements and (ii) a copy of the most recent annual or quarterly report of Instinet, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

                  2.13. Holdback Agreement. (a) General. If any registration pursuant to a Demand Request or a primary offering for Instinet's own account shall be in connection with an underwritten public offering of Registrable Securities (other than a Shelf Underwritten Offering), each Holder that, together with its Affiliates, holds more than 1% of the Total Voting Power of Instinet at the time of such registration agrees not to effect any public sale or distribution, including any sale under Rule 144 or Rule 145, of any equity security of Instinet or any security convertible into or exchangeable or exercisable for any equity security of Instinet, (otherwise than through the registered public offering then being made), within 7 days prior to or 90 days (or such lesser period as the lead or managing underwriters may permit) after the effective date of such registration statement (the "Lock-Up Period"); provided that each such Holder shall only be bound so long as (i) each Instinet Transferee, (ii) each director and executive officer of Instinet and (iii) each other such Holder is similarly bound. Instinet hereby also agrees to be subject to the restrictions set forth in the preceding sentence; provided that Instinet shall not be so restricted from effecting any public sale or distribution of any security in connection with any merger, acquisition, exchange offer, subscription offer, dividend reinvestment plan or stock option or other executive or employee benefit or compensation plan. Each such agreement referred to in this Section 2.13 may be subject to such customary exceptions as agreed to by the lead underwriter. A party subject to the provisions of this Section 2.13(a) may not, during any Lock-Up Period applicable to such party, otherwise transfer any of its Registrable Securities unless the transferee agrees to be bound solely during such Lock-Up Period by the terms of this Section 2.13(a) to the same extent as the transferor (it being understood that no rights shall be transferred to the transferee under this Agreement without compliance with Section 3.9(b)).

                  (b) Instinet Transferees. Instinet agrees to require each Instinet Transferee to agree not to effect any public sale or distribution, including any sale under Rule 144 or Rule 145, of any equity security of Instinet or any security convertible into or exchangeable or exercisable for any equity security of Instinet (otherwise than through the registered public offering then being made), within 7 days prior to or 90 days (or such lesser period as the lead or managing underwriters may permit) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 Offerings) for any registration pursuant to a Demand Request or a primary offering for Instinet's own account made in connection with an underwritten public offering of Registrable Securities (other than a Shelf Underwritten Offering).

                  2.14. Suspension of Sales. Each Holders' Representative shall give prompt notice to the Holders it represents of any notice received from Instinet of the occurrence of any event of the kind described in Section 2.7(f) with respect to a registered offering pursuant to this Agreement in which any such Holders are participating. Each Holder participating in such registration agrees that, upon receipt of such notice from its Holders' Representative, such Holder will discontinue disposition of its Registrable Securities pursuant to such registration statement until receipt by its Holders' Representative of the copies of the supplemented or amended prospectus contemplated by Section 2.7(f), or until such Holder's Representative is advised in writing by Instinet that the use of the prospectus may be resumed, as the case may be, and, if so directed by Instinet, such Holder will deliver to Instinet (at Instinet's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which are current at the time of the receipt of the notice of the event described in Section 2.7(f).

                                  ARTICLE III
                                 MISCELLANEOUS

                  3.1. Amendments. This Agreement may be amended, supplemented or otherwise modified only by a writing duly executed by or on behalf of Instinet and the Holders holding a majority of the Registrable Securities held by each Group affected by such amendment, each Group to consent separately to any such amendment that affects such Group, provided, however, that (x) an amendment that adversely affects any Holder disproportionately to other Holders shall not be effective unless duly executed by or on behalf of such Holder (it being understood that a Holder shall not be deemed to be disproportionately affected by an amendment by virtue of the fact that such Holder holds a greater number of Registrable Securities than other Holders) and
(y) no amendment to Sections 2.4, 2.6, 2.7 (other than clause (p) thereof), 2.10, 2.11, 2.14 or Article III that adversely affects Ameritrade, shall be made without the consent of Ameritrade; provided, that no approval by the Holders shall be required for any amendment to this Agreement that solely affects Ameritrade by reducing Ameritrade's rights hereunder. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by Instinet, in the case of a waiver of rights of Instinet, and/or the Holders holding a majority of the Registrable Securities held by a Group, in the case of a waiver of rights of such Group, provided, however, that a waiver that adversely affects any Holder disproportionately to other Holders shall not be effective unless duly executed by or on behalf of such Holder (it being understood that a Holder shall not be deemed to be disproportionately affected by a waiver by virtue of the fact that such Holder holds a greater number of Registrable Securities than other Holders). No waiver by Ameritrade of any provision hereof shall be effective against Ameritrade unless explicitly set forth in a writing and executed by Ameritrade. Except as provided in the preceding two sentences, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. A Group F Holders' Terms Schedule shall not be deemed to be an amendment to this Agreement if such Group F Holders' Terms Schedule sets forth only those provisions referenced in Sections 2.1(a)(i), 2.1(a)(iv)(C), 2.1(a)(vi)(C), 2.3(a)(ii) and in the definition of "Group F Cutback Percentage", and such provisions are in accordance with all other terms and restrictions of this Agreement.

                  3.2. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement or such provision of the application of such provision to such party or circumstances, other than those to which it is so determined to be invalid, illegal or unenforceable, shall remain in full force and effect to the fullest extent permitted by law and shall not be affected thereby, unless such a construction would be unreasonable.

                  3.3. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (x) on the same day if delivered personally or telecopied (which is confirmed and with a copy delivered by registered or certified mail) or (y) if dispatched by a nationally recognized overnight courier service to a party at the address indicated below (or at such other address for a party as shall be specified by like notice), on the first business day on which such nationally recognized courier service guarantees delivery:

                  (a)     if to Instinet, to:

                          Instinet Group Incorporated
                          Three Times Square
                          10th Floor
                          New York, New York 10036
                          Attention: General Counsel
                          Telecopy No.: 646-223-9017
                          with a copy to:

                          Cleary, Gottlieb, Steen & Hamilton
                          One Liberty Plaza
                          New York, New York 10006
                          Attention: Yvette P. Teofan, Esq.
                          Telecopy No.: 212-225-3999

                  (b) If to any Group R Holder, to the Group R Holders' Representative at:

                          Reuters Limited
                          85 Fleet Street
                          London England
                          EC4B 4AJ
                          Attention: General Counsel
                          Telecopy No.: 011-44-207-542-5896

                          with a copy to:

                          Reuters America Inc.
                          The Reuters Building
                          Three Times Square
                          New York, New York 10036
                          Attention: General Counsel
                          Telecopy No: 646-223-4250

                          and to:

                          Simpson Thacher & Bartlett
                          425 Lexington Avenue
                          New York, New York 10017
                          Attention: Vince Pagano, Esq.
                                     William E. Curbow, Esq.
                          Telecopy No.: 212-455-2502

                  (c) If to any Group M1 Holder, Group M2/A Holder or Group M2/F Holder, to the Group M1 Holders' Representative, the Group M2/A Holders' Representative or the Group M2/F Holders' Representative, as applicable, at the address and telecopy number set forth beneath such Holders' Representative's name on Exhibit A hereto;

                  (d) If to any Group F Holder, to the Group F Holders' Representative at the address and telecopy number set forth beneath such Holders' Representative's name on Exhibit A hereto; and

                  (e)     If to Ameritrade, to:

                          Ameritrade Holding Corporation
                          134 National Business Parkway
                          Fourth Floor
                          Annapolis Junction, Maryland 20701
                          Telecopy No: 240-568-3528
                          Attention: Ellen L.S. Koplow, Esq.

                          with a copy to:

                          Mayer, Brown, Rowe & Maw
                          190 South LaSalle Street
                          Chicago, Illinois 60603
                          Telecopy No: 312-701-7711
                          Attention: Carol S. Rivers, Esq.

or to such other addresses or telecopy numbers as may be specified by like notice to the other parties; provided, however, that except as expressly provided herein, Instinet shall only be required to deliver notices hereunder to the Holders' Representatives, and not to any individual Holder.

                  3.4. Further Assurances. Each party hereto shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be reasonably necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instrument delivered pursuant hereto.

                  3.5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York applicable to contracts made and to be performed entirely in such State.

                  3.6. Entire Agreement. Except as otherwise provided herein, this Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. Without limiting the generality of the foregoing, (a) with respect to Instinet and Ameritrade, this Agreement replaces in its entirety any agreement between Ameritrade (or Datek as its predecessor) and Island or any of its Affiliates (including The Island ECN, Inc.) with respect to registration rights relating to the Hedge Shares, including, without limitation, Section 4(e) of each Hedge Option Agreement, which are hereby terminated and of no further effect; (b) (i) Ameritrade, each Group M1 Holder and each Group M2 Holder agree that the Island Registration Rights Agreement is hereby terminated (A) with respect to itself and each of its Subsidiaries and (B) to the fullest extent permitted by Section 9 thereof, with respect to each other party thereto and (ii) with respect to Ameritrade and each Holder, this Agreement replaces in its entirety any and all other agreements relating to registration rights, whether written or oral, disclosed or undisclosed, between (A) any such Person and each of its Subsidiaries on the one hand and (B) Island or any of its Affiliates (including The Island ECN, Inc.) on the other, and, in each case, all such other agreements are hereby terminated and of no further effect, and (c) by executing and delivering this Agreement, Reuters Limited and Instinet agree that Article III of the Corporate Agreement shall have no further force or effect except that the registration rights provided in Article III of the Corporate Agreement shall survive the entry into of this Agreement until the expiration or termination of the ProTrader Registration Rights Agreement, provided, that any right under such Article III may be exercised by the Holders party to the Corporate Agreement only with the consent of (1) Instinet, (2) the Holders holding a majority of the Registrable Securities held by the Group M1 Holders and (3) the Holders holding a majority of the Registrable Securities held by the Group M2 Holders, provided that no such consent of any Group M2 Holder shall be required if the Group M2 Holders (x) are invited to include Registrable Securities held by such Holders in any such applicable registration on a pari passu basis with, and otherwise on terms as favorable as terms applicable to, the Holders party to the Corporate Agreement and the Group M1 Holders and (y) otherwise receive the same additional benefits, if any, granted to the Group M1 Holders in connection with the granting by the Group M1 Holders of their consent to such exercise. Instinet agrees not to amend or waive any term of the ProTrader Registration Rights Agreement (x) in any way that would extend the termination or expiration of such Agreement without the consent of the Holders holding a majority of the Registrable Securities held by each Group and the consent of Ameritrade, (y) to grant the holders thereunder the right to demand an additional registration without the consent of the Holders holding a majority of the Registrable Securities held by each Group and the consent of Ameritrade, or (z) in any way that would materially adversely affect the exercise of the rights of any Group or Ameritrade under this Agreement without the consent of the Holders holding a majority of the Registrable Securities of such Group or Ameritrade, as applicable. This Section 3.6 shall survive the termination of this Agreement and/or the withdrawal by any Group R Holder from this Agreement.

                  3.7. Jurisdiction; Specific Performance. The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall properly lie and shall be brought in any federal or state court located in the Borough of Manhattan, City and State of New York. By execution and delivery of this Agreement, each party hereto irrevocably submits to the jurisdiction of such courts for itself or herself and in respect of its or her property with respect to such action. Each party hereto hereby irrevocably agrees and consents to service of process for all purposes under this Agreement at the address specified for such party in, or in accordance with, Section 3.3. Any service made on such party hereto shall be effective when delivered regardless of whether notice thereof is given to the affected party. The parties hereto hereby irrevocably agree that venue would be proper in such court, and hereby irrevocably waive any objection that such court is an improper or inconvenient forum for resolution of such action. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties hereto agree to waive any requirement for the posting of any bond in connection with such remedy.

                  3.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same agreement.

                  3.9. Successors; Assigns; Transferees; Limitations on Transfer. (a) Successors; Assigns. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

                  (b) Transferees. Instinet may not assign any of its rights or obligations hereunder (other than to a successor entity to Instinet) without the prior written consent of the Holders holding a majority of the Registrable Securities held by each Group. Subject to Section 2.13(a), a Holder may transfer its rights and obligations hereunder in connection with a transfer of Registrable Securities, such assignment to be effective upon receipt by Instinet of (i) written notice from the transferring Holder stating the name and address of any transferee and identifying the number of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (ii) a duly executed Joinder Agreement from such transferee to be bound by all applicable terms of this Agreement as a member of the Group of which the transferring Holder was a member. Ameritrade may not assign any of its rights or obligations under this Agreement, other than to a successor entity to Ameritrade.

                  3.10.   Third Party Beneficiaries. Except as set forth in
Section 2.10 and this Section 3.10, nothing contained in this Agreement, express or implied, is intended to confer upon any other Person or entity any benefits, rights or remedies.

                  3.11. Future Holders; No Other Registration Rights. (a) In connection with a Qualifying Transaction, Instinet may cause the addition of Future Holders as Group F Holders hereunder in accordance with the terms hereof.

                  (b) If Instinet at any time grants to any Person any rights to request Instinet to effect the registration (whether on demand or by "piggyback" rights or otherwise) under the Securities Act of any equity securities of Instinet, or securities convertible into or exchangeable for such equity securities on any terms more favorable to such Persons than the rights granted to the Holders hereunder, the Holders shall be deemed to be granted such more favorable rights and benefits and this Agreement shall be deemed amended or supplemented to the extent necessary to grant the Holders such more favorable rights and benefits. Instinet agrees that it will not enter into, or cause or permit any Instinet Entity to enter into, any agreement which conflicts with or limits (other than by the grant of more favorable rights in accordance herewith) or prohibits the exercise of the rights granted to the Holders in this Agreement.

                  3.12. Withdrawal. At any time, upon written notice to Instinet and the Group R Holders' Representative, any Holder may elect to terminate this Agreement with respect to itself and its Affiliates from that date forward; provided, that a Holder so terminating this Agreement shall nonetheless (i) be obligated under Section 2.13(a) with respect to any Pending Underwritten Offering to the same extent that such Holder would have been obligated if the Holder had not withdrawn and (ii) be entitled to participate under Section 2.1, 2.2 or 2.3 in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the Holder had not withdrawn; and provided, further, that no withdrawal from this Agreement shall terminate a Holder's rights or obligations under Section 2.10 above with respect to any prior registration or Pending Underwritten Offering. Upon transmission of such notice, such Holder and its Affiliates shall cease to be considered Holders hereunder and shall no longer have any rights under this Agreement, except as provided in the preceding sentence. Instinet shall provide copies of any notice received pursuant to this Section
3.12 to the Holders' Representatives as promptly as practicable following receipt thereof.

                  3.13. Effectiveness; Term. (a) Notwithstanding anything in this Agreement to the contrary, this Agreement shall become effective only upon the Effective Time.

                  This Agreement shall terminate with respect to any particular Group M1 Holder or Group M2 Holder upon the earlier of (i) the date as of which such Group M1 Holder or Group M2 Holder, as applicable, holds no Registrable Securities and (ii) the sixth anniversary of the Effective Time (at which time this Agreement shall terminate with respect to all Group M1 Holders and Group M2 Holders). This Agreement shall terminate with respect to any particular Group F Holder upon the earlier of (i) the date as of which such Group F Holder holds no Registrable Securities and (ii) the date set forth in the applicable Group F Holders' Terms Schedule. This Agreement shall terminate with respect to any particular Group R Holder as of the date on which such Group R Holder holds no Registrable Securities. This Agreement, to the extent applicable to Ameritrade, shall terminate as to Ameritrade following the final Designated Period provided for in Section 2.4(a) or upon the occurrence of the events described in Section 2.4(d).

                  3.14. Island Securityholders Agreement. Each of the Group M1 Holders and Group M2 Holders that is a party to the Amended and Restated Securityholders Agreement, dated as of December 15, 2000, among The Island ECN, Inc. and the holders of shares and warrants of The Island ECN named therein, as amended (the "Island Securityholders Agreement") agrees that the Island Securityholders Agreement is hereby terminated. Each of such Group M1 Holders and Group M2 Holders represents and warrants that such Group M1 Holders and Group M2 Holders are, collectively, holders of at least a majority of the Shares (as defined in the Island Securityholders Agreement) of Class A-1 Common Stock (as defined in the Island Securityholders Agreement) owned by Class A-1 Holders (as defined in the Island Securityholders Agreement).

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                INSTINET GROUP INCORPORATED

                                By: /s/ Mark D. Nienstedt
                                    -------------------------------------------
                                    Name:  Mark D. Nienstedt
                                    Title: Acting President and CEO

                                REUTERS LIMITED

                                By: /s/ Devin Wenig
                                    -------------------------------------------
                                    Name:  Devin Wenig
                                    Title: Attorney in Fact

                                FINANZAS B.V., (as assignee of Europatweb N.V.)

                                By: /s/ M.C. van der Sluijs-Plantz
                                    -------------------------------------------
                                    Name:  M.C. van der Sluijs-Plantz
                                    Title: Managing Director

                                TA/ADVENT VIII, L.P.

                                By: TA Associates VIII, LLC,
                                    its General Partner

                                By: TA Associates, Inc., its Manager

                                By: /s/ C. Kevin Landry
                                    -------------------------------------------
                                    Name:  C. Kevin Landry
                                    Title: Managing Director

                                TA ATLANTIC & PACIFIC IV, L.P.

                                By: TA Associates AP IV Partners, L.P.,
                                    its General Partner

                                By: TA Associates, Inc., its General Partner

                                By: /s/ C. Kevin Landry
                                    -------------------------------------------
                                    Name:  C. Kevin Landry
                                    Title: Managing Director

                                TA INVESTORS, LLC

                                By: TA Associates, Inc., its Manager

                                By: /s/ C. Kevin Landry
                                    ----------------------
                                    Name:  C. Kevin Landry
                                    Title: Managing Director

                                ADVENT ATLANTIC & PACIFIC III, L.P.

                                By: TA Associates AAP III Partners, L.P.,
                                    its General Partner

                                By: TA Associates, Inc., its General Partner

                                By: /s/ C. Kevin Landry
                                    ----------------------
                                    Name: C. Kevin Landry
                                    Title:

                                TA EXECUTIVES FUND, LLC

                                By: TA Associates, Inc., its Manager

                                By: /s/ C. Kevin Landry
                                    ----------------------
                                    Name: C. Kevin Landry
                                    Title:

                                TA IX, L.P.

                                By: TA Associates IX, LLC, its General Partner

                                By: TA Associates, Inc., its Manager

                                By: /s/ C. Kevin Landry
                                    ----------------------
                                    Name: C. Kevin Landry
                                    Title:

                                1998 GPH FUND, LLC

                                By: /s/ Jeffrey C. Hadden
                                    -------------------------------------------
                                    Name:  Jeffrey C. Hadden
                                    Title: Managing Member

                                GPH DT PARTNERS

                                By: /s/ Jeffrey C. Hadden
                                    -------------------------------------------
                                    Name:  Jeffrey C. Hadden
                                    Title: Managing Member

                                2000 EXCHANGE PLACE FUND, LLC

                                By: /s/ Jeffrey C. Hadden
                                    -------------------------------------------
                                    Name:  Jeffrey C. Hadden
                                    Title: Managing Member

                                BCIP ASSOCIATES II
                                BCIP ASSOCIATES II-B
                                BCIP TRUST ASSOCIATES II
                                BCIP TRUST ASSOCIATES II-B

                                By: Bain Capital Investors, LLC,
                                    their Managing Partner

                                    By: /s/ Stephen Pagliuca
                                        ---------------------------------------
                                        Name: Stephen Pagliuca
                                        Title: Managing Director

BAIN CAPITAL FUND VII, LLC

         By: Bain Capital Fund VII, L.P.,
             its Sole Member

             By: Bain Capital Partners VII, L.P.,
                 its General Partner

                 By: Bain Capital Investors, LLC,
                     its General Partner

                     By: /s/ Stephen Pagliuca
                         -----------------------------------
                         Name: Stephen Pagliuca
                         Title: Managing Director

BAIN CAPITAL VII COINVESTMENT FUND, LLC

         By: Bain Capital VII Coinvestment Fund, L.P.,
             its Sole Member

             By: Bain Capital Partners VII, L.P.,
                 its General Partner

                 By: Bain Capital Investors, LLC,
                     its General Partner

                                    By: /s/ Stephen Pagliuca
                                        -----------------------------------
                                        Name:  Stephen Pagliuca
                                        Title: Managing Director

BCI DATEK INVESTORS, LLC

         By: Bain Capital Partners VII, L.P.,
             its Administrative Member

             By: Bain Capital Investors, LLC,
                 its General Partner

                 By: /s/ Stephen Pagliuca
                     -------------------------
                     Name:  Stephen Pagliuca
                     Title: Managing Director

SILVER LAKE PARTNERS, L.P.

By: Silver Lake Technology Associates, L.L.C.,
    its General Partner

    By: /s/ Michael Bingle
        -----------------------------
        Name:  Michael Bingle
        Title: Member

SILVER LAKE INVESTORS, L.P.

By: Silver Lake Technology Associates, L.L.C.,
    its General Partner

    By: /s/ Michael Bingle
        -----------------------------
        Name: Michael Bingle
        Title: Member

SILVER LAKE TECHNOLOGY INVESTORS, L.L.C.

By: Silver Lake Technology Management, L.L.C.,
    its Managing Member

    By: /s/ Michael Bingle
        -----------------------------
        Name: Michael Bingle
        Title: Member

ADVENT GLOBAL GECC III LIMITED PARTNERSHIP

By: Advent Global Management Limited Partnership,
    its General Manager

    By: Advent International Limited Partnership,
        its General Partner

        By: Advent International Corporation,
            its General Partner

            By: /s/ Janet Hennessy
                ------------------------------
                Name:  Janet Hennessy
                Title: Vice President

ADVENT PGGM GLOBAL LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-A LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-B LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-C LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-D C.V.
DIGITAL MEDIA & COMMUNICATIONS III-E C.V.
GLOBAL PRIVATE EQUITY III LIMITED PARTNERSHIP
GLOBAL PRIVATE EQUITY IV LIMITED PARTNERSHIP

By: Advent International Limited Partnership,
    its General Partner

    By: Advent International Corporation,
        its General Partner

        By: /s/ Janet Hennessy
            ----------------------------------
            Name:  Janet Hennessy
            Title: Vice President

ADVENT PARTNERS DMC III LIMITED PARTNERSHIP
ADVENT PARTNERS GPE III LIMITED PARTNERSHIP
ADVENT PARTNERS (NA) GPE III LIMITED PARTNERSHIP
ADVENT PARTNERS LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IV LIMITED PARTNERSHIP
ADVENT PARTNERS (NA) GPE IV LIMITED PARTNERSHIP

By: Advent International Corporation,
    its General Partner

    By: /s/ Janet Hennessy
        ----------------------------
        Name:  Janet Hennessy
        Title: Vice President

FIRST UNION CAPITAL PARTNERS, LLC

By: Advent International Corporation,
    its Voting Trustee

    By: /s/ Janet Hennessy
        ---------------------------------
        Name:  Janet Hennessy
        Title: Vice President

GUAYACAN PRIVATE EQUITY FUND LIMITED PARTNERSHIP

By: Advent International Corporation,
    its Voting Trustee

    By: /s/ Janet Hennessy
        --------------------------------
        Name:  Janet Hennessy
        Title: Vice President

/s/ Edward J. Nicoll
--------------------

Edward J. Nicoll

                                     Solely for purposes of
                                     Article I, Sections 2.4,
                                     2.6, 2.7 (except clause (p)
                                     thereof), 2.10, 2.11 and
                                     2.14 and Article III
                                     hereof:

                                     AMERITRADE HOLDING CORPORATION

                                     By: /s/ John R. McDonald
                                         ---------------------------
                                         Name:  John R. McDonald
                                         Title: CFO

                                                                      EXHIBIT A

HOLDERS:

         Bain Entities:

                  BCIP Associates II
                  BCIP Associates II-B
                  BCIP Trust Associates II
                  BCIP Trust Associates II-B
                  Bain Capital Fund VII, LLC
                  Bain Capital VII Coinvestment Fund, LLC
                  BCI Datek Investors, LLC

         Silver Lake Entities:

                  Silver Lake Partners, L.P.
                  Silver Lake Investors, L.P.
                  Silver Lake Technology Investors, L.L.C.

         TA Entities:

                  TA/Advent VIII, L.P.
                  TA Atlantic & Pacific IV, L.P.
                  TA Investors, LLC
                  Advent Atlantic & Pacific III, L.P.
                  TA Executives Fund, LLC
                  TA IX, L.P.
                  1998 GPH Fund, LLC
                  GPH DT Partners
                  2000 Exchange Place Fund, LLC

         Finanzas Entities:

                  Finanzas B.V.

         Advent Entities:

                  Advent Global GECC III Limited Partnership
                  Advent PGGM Global Limited Partnership
                  Digital Media & Communications III Limited Partnership Digital Media & Communications III-A Limited Partnership Digital Media & Communications III-B Limited Partnership Digital Media & Communications III-C Limited Partnership Digital Media & Communications III-D C.V.

                  Digital Media & Communications III-E C.V.
                  Global Private Equity III Limited Partnership Global Private Equity IV Limited Partnership Advent Partners DMC III Limited Partnership Advent Partners GPE III Limited Partnership Advent Partners (NA) GPE III Limited Partnership Advent Partners Limited Partnership
                  Advent Partners GPE IV Limited Partnership
                  Advent Partners (NA) GPE IV Limited Partnership First Union Capital Partners, LLC
                  Guayacan Private Equity Fund Limited Partnership

HOLDERS' REPRESENTATIVES:

Group F Holders' Representative:

Name:

Address and Telecopy No. for Notices:

With copies to:

Group M1 Holders' Representative:

Name: TA Associates, Inc.

Address and Telecopy No. for Notices:

                  TA Associates, Inc.
                  125 High Street, Suite 2500
                  Boston, MA  02110
                  Attn: C. Kevin Landry
                  Telecopy No.: (617) 574-6789

With copies to:

                  Ropes & Gray
                  One International Place
                  Boston, Massachusetts 02110
                  Attn: Alfred O. Rose, Esq.
                  Telecopy No.: 617-951-7050

Group M2/A Holders' Representative:

Name: Advent International Corp.

Address and Telecopy No. for Notices:

                  Advent International Corp.
                  75 State Street
                  Boston, Massachusetts 02109
                  Telecopy No.: 617-951-0566
                  Attention: David Mussafer

With copies to:

                  Pepper Hamilton LLP
                  3000 Two Logan Square
                  Eighteenth and Arch Streets
                  Philadelphia, Pennsylvania 19103-2799
                  Telecopy No.: 215-981-4750
                  Attention: James Epstein, Esq.

Group M2/F Holders' Representative:

Name: Finanzas B.V.

Address and Telecopy No. for Notices:

                  Locatellikade 1
                  Parnassustoren
                  1076 AZ Amsterdam
                  The Netherlands
                  Telecopy No.: 31-20-5757 127
                  Attention: Maria van der Sluijs Plantz

With copies to:

                  Groupe Arnault SA
                  30, avenue Montaigne 75008 Paris
                  France
                  Telecopy No.: 33-1-40-73-58-44
                  Attention: James E. Lieber, Esq.

                           and

                  Cleary, Gottlieb, Steen & Hamilton
                  One Liberty Plaza
                  New York, New York 10006
                  Attention: Laurent Alpert, Esq.
                  Telecopy No.: 212-225-3999

Address and Telecopy No. for Notices:

With copies to:

                                                                      EXHIBIT B

                                    JOINDER

         By execution of this Joinder, the undersigned agrees to become a party to that certain Registration Rights Agreement, dated as of _____________, 2002 (the "Agreement"), by and among Instinet Group Incorporated and those stockholders of Instinet Group Incorporated party thereto. By execution of this Joinder, the undersigned shall have all the rights, and shall observe all the obligations of a [Group ____ Holder] (as defined in the Agreement).

Name:_________________________

Address for Notices:                        With Copies to:

______________________________              ______________________________
______________________________              ______________________________
______________________________              ______________________________
______________________________              ______________________________
______________________________              ______________________________

Signature:____________________
Date:_________________________